EXHIBIT 10.51

                           CORVAS INTERNATIONAL, INC.
                    401(K) COMPENSATION DEFERRAL SAVINGS PLAN
                               AND TRUST AGREEMENT


                   AMENDED AND RESTATED AS OF JANUARY 1, 1997

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

                                              TABLE OF CONTENTS
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                                                                                                        PAGE

ARTICLE 1             INTRODUCTION.........................................................................1

ARTICLE 2             DEFINITIONS..........................................................................2

         2.1      "Account"................................................................................2

         2.2      "Actual Deferral Percentage".............................................................2

         2.3      "Affiliate"..............................................................................2

         2.4      "Annual Additions".......................................................................2

         2.5      "Beneficiary"............................................................................2

         2.6      "Board"..................................................................................2

         2.7      "Break in Service".......................................................................3

         2.8      "Code"...................................................................................3

         2.9      "Committee"..............................................................................3

         2.10     "Compensation"...........................................................................3

         2.11     "Current Year Method"....................................................................5

         2.12     "Deferral Rate"..........................................................................5

         2.13     "Defined Benefit Plan Fraction"..........................................................6

         2.14     "Defined Contribution Plan Fraction".....................................................6

         2.15     "Disability".............................................................................6

         2.16     "Effective Date".........................................................................6

         2.17     "Eligible Employee"......................................................................7

         2.18     "Employee"...............................................................................7

         2.19     "Employer"...............................................................................7

         2.20     "Employment Commencement Date"...........................................................8

         2.21     "Entry Date".............................................................................8

         2.22     "ERISA"..................................................................................8

         2.23     "Excess Contributions"...................................................................8

         2.24     "Excess Elective Deferrals"..............................................................8

         2.25     "Five Year Break in Service".............................................................8

         2.26     "Forfeiture".............................................................................8

         2.27     "Hardship"...............................................................................8

         2.28     "Highly Compensated Employee"............................................................9



                                                      i.
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                                              TABLE OF CONTENTS
                                                 (CONTINUED)
                                                                                                        PAGE

         2.29     "Hour of Service"........................................................................9

         2.30     "Investment Fund".......................................................................10

         2.31     "Investment Manager"....................................................................10

         2.32     "Limitation Year".......................................................................10

         2.33     "Non-Highly Compensated Employee".......................................................10

         2.34     "Normal Retirement Age".................................................................11

         2.35     "Participant"...........................................................................11

         2.36     "Plan"..................................................................................11

         2.37     "Plan Year".............................................................................11

         2.38     "Prior Year Method".....................................................................11

         2.39     "Profit Sharing Contributions"..........................................................11

         2.40     "Profit Sharing Contributions Account"..................................................11

         2.41     "Qualified Nonelective Contributions"...................................................11

         2.42     "Qualified Nonelective Contributions Account"...........................................11

         2.43     "Reemployment Commencement Date"........................................................11

         2.44     "Required Beginning Date"...............................................................11

         2.45     "Review Panel"..........................................................................12

         2.46     "Rollover Account"......................................................................12

         2.47     "Rollover Contribution".................................................................12

         2.48     "Salary Deferral Account"...............................................................12

         2.49     "Salary Deferral Agreement".............................................................12

         2.50     "Salary Deferral Contributions".........................................................12

         2.51     "Testing Year"..........................................................................12

         2.52     "Trust".................................................................................12

         2.53     "Trust Agreement".......................................................................12

         2.54     "Trustee"...............................................................................12

         2.55     "Valuation Date"........................................................................13

         2.56     "Year of Service".......................................................................13

ARTICLE 3             ELIGIBILITY AND PARTICIPATION.......................................................14

         3.1      Eligibility to Become a Participant.....................................................14

                                                     ii.
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                                              TABLE OF CONTENTS
                                                 (CONTINUED)
                                                                                                        PAGE

         3.2      Participation in Salary Deferral Contributions..........................................14

         3.3      Suspension of Participation.............................................................14

         3.4      Reestablishing Eligible Employee Status and Plan Reentry................................14

         3.5      Termination of Participation............................................................14

         3.6      No Maximum Age..........................................................................14

ARTICLE 4             CONTRIBUTIONS.......................................................................15

         4.1      Salary Deferral Contributions...........................................................15

         4.3      Profit Sharing Contributions............................................................17

         4.4      Qualified Nonelective Contributions.....................................................18

         4.5      Time of Payment.........................................................................18

         4.6      Rollover Contributions..................................................................18

         4.7      Nondiscrimination Requirements..........................................................19

                  (a)      Actual Deferral Percentage Test................................................19

                  (b)      Correction Methods to Meet Actual Deferral Percentage Test.....................20

                  (c)      Special Rules for Actual Deferral Percentage Limit Testing.....................20

         4.8      Reversion of Contributions..............................................................22

         4.9      Other Limitations on Contributions......................................................22

ARTICLE 5             PARTICIPANTS' ACCOUNTS..............................................................24

         5.1      Individual Accounts.....................................................................24

         5.2      Revaluation of the Trust................................................................24

         5.3      Statements..............................................................................24

         5.4      Allocation of Investment Income.........................................................24

ARTICLE 6             INVESTMENT OF PARTICIPANT'S ACCOUNTS................................................25

         6.1      Investment Control......................................................................25

         6.2      Selection of Investment Funds...........................................................25

         6.3      Investment of Accounts..................................................................25

         6.4      Change of Investment Election as to Future Contributions................................25

         6.5      Transfers Between Investment Funds......................................................25

         6.6      Limitations on Participant's Right to Direct Investments................................25

         7.1      Fully Vested Accounts...................................................................27


                                                    iii.
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                                              TABLE OF CONTENTS
                                                 (CONTINUED)
                                                                                                        PAGE

         7.2      Vesting of the Profit Sharing Contributions Account.....................................27

         7.3      Change in Vesting Schedule..............................................................27

         7.4      Forfeitures.............................................................................28

         7.5      Vesting on Reemployment.................................................................29

ARTICLE 8             PLAN DISTRIBUTIONS..................................................................30

         8.1      Events Permitting Distribution..........................................................30

         8.2      Applicable Distribution and Withdrawal Provisions.......................................30

         8.3      Time of Distribution to Participant.....................................................30

         8.4      Latest Time of Distribution.............................................................31

         8.5      Small Benefits:  Immediate Payment......................................................31

         8.6      Form of Distribution to Participant.....................................................32

         8.7      Distribution of Death Benefit...........................................................32

         8.8      Beneficiary Designation; Spousal Consent Rights.........................................33

         8.9      Minimum Required Distributions; Incorporation of Regulations............................33

         8.10     Direct Rollover.........................................................................34

         8.11     Withholding on Distributions............................................................35

         8.12     Deferred Distribution...................................................................35

         8.13     Determination of Account Balance........................................................35

         8.14     Reemployment of Participants Receiving Payments.........................................36

         8.15     No Liability............................................................................36

         8.16     USERRA Compliance.......................................................................36

         8.17     Plan Administrator's Power to Amend Form of Benefits....................................36

ARTICLE 9             WITHDRAWALS WHILE EMPLOYED..........................................................37

         9.1      Withdrawals From Rollover Account.......................................................37

         9.2      Withdrawals From Salary Deferral Account................................................37

         9.3      Withdrawals from Profit Sharing Contributions Account...................................37

         9.4      Employer Consent........................................................................37

         9.5      Spousal Consent.........................................................................37

         9.6      Hardship Withdrawal Rules...............................................................37

         9.7      Frequency and Source of Withdrawals.....................................................39


                                                     iv.
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                                              TABLE OF CONTENTS
                                                 (CONTINUED)
                                                                                                        PAGE

         9.8      Payment of Withdrawals..................................................................39

         9.9      Valuation Date..........................................................................39

ARTICLE 10            LOANS FROM THE PLAN.................................................................40

         10.1     Eligibility for Loans...................................................................40

         10.2     Amount of Loans.........................................................................40

         10.3     Aggregate Loan Limitation...............................................................40

         10.4     Loan Requirements.......................................................................40

         10.5     Spousal Consent.........................................................................41

         10.6     Loan Guidelines.........................................................................41

         10.7     Segregated Investment...................................................................41

         10.8     USERRA Compliance.......................................................................42

ARTICLE 11            FUNDING POLICY AND METHOD...........................................................43

         11.1     Contributions...........................................................................43

         11.2     Expenses of the Plan....................................................................43

         11.3     Independent Accountant..................................................................43

ARTICLE 12            FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION..................................44

         12.1     Plan Sponsor and Plan Administrator.....................................................44

         12.2     Administrative Responsibilities.........................................................44

         12.3     Management of Plan Assets...............................................................44

         12.4     Trustee and Investment Managers.........................................................44

         12.5     Selection of Service Providers and Delegation of Fiduciary Responsibilities.............45

         12.6     Service in Several Fiduciary Capacities.................................................45

         12.7     Appointment of the Committee............................................................45

         12.8     Indemnification.........................................................................46

ARTICLE 13            CLAIMS PROCEDURES...................................................................47

         13.1     Application for Benefits................................................................47

         13.2     Denial of Application...................................................................47

         13.3     Review Panel............................................................................47

         13.4     Request for Review......................................................................47

                                                     v.
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                                              TABLE OF CONTENTS
                                                 (CONTINUED)
                                                                                                        PAGE

         13.5     Decision on Review......................................................................47

         13.6     Rules and Interpretations...............................................................48

         13.7     Exhaustion of Remedies..................................................................48

ARTICLE 14            AMENDMENT OR DISCONTINUANCE OF THE PLAN.............................................49

         14.1     Amendments..............................................................................49

         14.2     Merger, Consolidation or Transfer.......................................................49

         14.3     Right to Terminate Plan.................................................................49

         14.4     Employer's Rights and Obligations Upon Plan Termination.................................49

         14.5     Participants' Rights Upon Plan Termination..............................................49

         14.6     Post Termination........................................................................50

ARTICLE 15            TOP-HEAVY PROVISIONS................................................................51

         15.1     Top-Heavy Plan Defined..................................................................51

         15.2     Other Definitions.......................................................................51

         15.3     Top-Heavy Accrual Rules.................................................................52

         15.4     Impact on Contribution Limitations......................................................53

ARTICLE 16            TRUST...............................................................................54

         16.1     Powers of Trustee.......................................................................54

         16.2     Responsibilities of the Trustee.........................................................56

         16.3     Indemnification of Trustee..............................................................57

         16.4     Collection, Computation or Adequacy of Contributions....................................58

         16.5     Directions to Trustee...................................................................58

         16.6     Accounting and Valuation................................................................59

         16.7     Compensation............................................................................59

         16.8     Resignation and Removal of Trustee......................................................60

ARTICLE 17            GENERAL PROVISIONS..................................................................61

         17.1     No Implied Employment Contract..........................................................61

         17.2     Benefits Not Assignable.................................................................61

         17.3     Qualified Domestic Relations Orders.....................................................62

         17.4     Payments of Benefits to Infants or Incompetents.........................................62

         17.5     Unclaimed Benefits......................................................................62

                                                     vi.
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                                              TABLE OF CONTENTS
                                                 (CONTINUED)
                                                                                                        PAGE

         17.6     Source of Benefits......................................................................62

         17.7     Forms of Plan Communications............................................................63

         17.8     IRS Qualification.......................................................................63

         17.9     Construction of Plan....................................................................63

         17.10    Governing Law...........................................................................63

         17.11    Severability............................................................................63

         17.12    Family and Medical Leave Act............................................................63

         17.13    Prohibited Transactions.................................................................63

ARTICLE 18            EXECUTION...........................................................................64





                                                    vii.

                           CORVAS INTERNATIONAL, INC.
                    401(K) COMPENSATION DEFERRAL SAVINGS PLAN
                               AND TRUST AGREEMENT

                   AMENDED AND RESTATED AS OF JANUARY 1, 1997


                                   ARTICLE 1

                                  INTRODUCTION

         The Corvas International, Inc. 401(k) Compensation Deferral Savings Plan and Trust Agreement, originally effective on January 1, 1988, is amended and restated in its entirety effective as of January 1, 1997, except as provided elsewhere in the Plan.

         The Corvas, Inc. 401(k) Compensation Deferral Savings Plan was originally adopted by Corvas, Inc. effective as of January 1, 1988 and was subsequently amended four times, including changing the name of the Plan to the Corvas International, Inc. 401(k) Compensation Deferral Savings Plan to reflect the name change of the Plan sponsor. The Plan is amended and restated in its entirety effective as of January 1, 1989, except as provided elsewhere in the Plan.

         The Plan as amended and restated is intended to qualify as a profit-sharing plan under Section 401(a) of the Code, with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. The Trust as amended and restated is intended to be exempt from federal income taxation pursuant to Section 501(a) of the Code, and under such other federal or state statute of a similar import, in order that the Trust may qualify as a tax-exempt trust under all applicable law. Notwithstanding the foregoing, contributions to the Plan shall be determined without regard to profits of the Employer. This Plan shall be maintained for the exclusive benefit of the Participants and their Beneficiaries.




                                       1.

                                   ARTICLE 2

                                   DEFINITIONS

         The following terms when used in the Plan shall have the meanings specified below. Words in the masculine, feminine and neuter gender shall be deemed to include the other, and words in the singular shall include the plural and vice versa, unless a different meaning is plainly required by the context:

         2.1 "ACCOUNT" means, to the extent applicable to a Participant, the aggregate of the separate accounts and subaccounts maintained under the Plan and held by the Trustee for the benefit of a Participant, as described in Articles 5 and 6.

         2.2 "ACTUAL DEFERRAL PERCENTAGE" means the average of the Deferral Rates (calculated separately for each Eligible Employee) of the Eligible Employees in a group.

         2.3 "AFFILIATE" means any corporation or other trade or business (whether or not incorporated) that, together with the Employer is a member of a "controlled group of corporations" or is under "common control" as defined in
Section 414(b) or 414(c) of the Code, respectively, is a member of an "affiliated service group" as defined in Section 414(m) of the Code, or is required to be treated as a single employer pursuant to regulations under
Section 414(o) of the Code, but only to the extent provided in any such regulations. An entity shall be considered an Affiliate only with respect to periods during which the relationship described above exists.

         2.4 "ANNUAL ADDITIONS" means, to the extent applicable under the Plan, the sum of the following amounts credited to a Participant's Account for any Limitation Year:

              (a)  Salary Deferral Contributions;

              (b)  Employer Contributions;

              (c)  Qualified Nonelective Contributions;

              (d)  Allocated Forfeitures; and

              (e) Amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

              Notwithstanding the foregoing, Excess Elective Deferrals that are distributed in accordance with Subsection 4.1(d) of the Plan are not Annual Additions. However, Excess Contributions that are distributed in accordance with Subsection 4.7(b)(1) of the Plan are Annual Additions.

         2.5 "BENEFICIARY" means the person or persons entitled under Section
8.8 to receive any Plan benefit payable pursuant to Section 8.7 following the death of a Participant.

         2.6 "BOARD" means the Board of Directors of the Employer, as constituted from time to time.


                                       2.

         2.7 "BREAK IN SERVICE" means for purposes of eligibility and vesting any Plan Year during which the Participant completes less than 501 Hours of Service.

         For purposes of determining whether a Break in Service has occurred for eligibility and vesting purposes, an individual Employee shall be credited with service for certain periods of absence from work. This rule applies to an individual who is absent from work by reason of:

              (a)  Pregnancy of the individual;

              (b)  Birth of a child of the individual;

              (c) Placement of a child in connection with the adoption of the child by the individual; or

              (d) Caring for the child during the period immediately following the birth of the child or placement of the child for adoption.

         The Hours of Service required to be credited for purposes of this paragraph are: (i) Hours of Service that normally would have been credited to such Employee but for the absence, or (ii) if the Employer is unable to determine the hours described in the foregoing clause (i), eight (8) Hours of Service per day of absence, PROVIDED, HOWEVER, that the total number of Hours of Service credited under this paragraph by reason of any pregnancy, birth or placement shall not exceed 501. The Hours of Service required to be credited under this paragraph shall be credited only in the Plan Year in which the absence begins for one of the reasons specified above if the crediting is necessary to prevent a Break in Service in that year, or, if the Employee already has completed 501 Hours of Service in such year, in the following Plan Year. If the absence from work is not an approved leave of absence, credit will not be granted during such absence unless the Employee demonstrates to the satisfaction of the Employer on a timely basis that the leave was taken for one of the permitted reasons listed above.

         Notwithstanding the foregoing, an Employee's leave under the Family and Medical Leave Act of 1993 ("FMLA") or the Uniformed Services Employment and Reemployment Rights Act ("USERRA") shall not constitute a Break in Service.

         2.8 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.9 "COMMITTEE" means the 401(k) Plan Committee referred to in Subsection 12.7(a), if appointed as provided in Section 12.7.

         2.10 "COMPENSATION" means for a Plan Year an Eligible Employee's

              (a) Wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or any Affiliate to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulations Section 1.62-2(c))).



                                       3.

         Subsection (a) includes foreign earned income (as defined in Section 911(b) of the Code), whether or not excludable from gross income under Section 911 of the Code. The amount in Subsection (a) shall be determined without regard to the exclusions from gross income under Sections 931 and 933 of the Code.

              (b)  However, the following items shall be excluded from
                   Compensation:

                   (1) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the limitations of
Section 415 of the Code to that plan (including this Plan), the contributions are excludable from the Employee's gross income for the taxable year in which contributed;

                   (2) Employer contributions made on behalf of the Employee under a simplified employee pension described in Section 408(k) of the Code for the taxable year in which contributed;

                   (3) Distributions from a plan of deferred compensation (including this Plan), regardless of whether such amounts are includable in the gross income of the Employee when distributed;

                   (4) Amounts realized from the exercise of a nonqualified stock option or amounts realized under Section 83(a) of the Code when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code and the regulations thereunder);

                   (5) Amounts realized from the sale, exchange or other disposition of stock acquired through the exercise of a qualified or incentive stock option; and

                   (6) Other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are excludable from the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described in Section 403(b) of the Code (whether or not such contributions are excludable from the gross income of the Employee).

         Amounts paid to an Eligible Employee shall be treated as Compensation for purposes of the Plan only if such amounts are actually paid to the Eligible Employee during the Plan Year.

         For purposes of determining whether an individual is a Highly Compensated Employee or a Key Employee, Compensation shall be determined without regard to Sections 125, 402(e)(3), and 402(h)(1) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code. In addition, for purposes of calculating an Eligible Employee's Deferral Rate, and allocating contributions under Article 4 (but not for purposes of the limitations contained in Section 4.9), Compensation shall exclude all of the following items (even if includable in gross income): (i) reimbursements or other expense allowances, (ii) fringe benefits (cash and noncash), (iii) moving expenses, (iv) deferred compensation, and (v) welfare benefits.


                                       4.

         Notwithstanding the foregoing, for Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of Section 415 of the Code, but not for determining deductions under Section 404 of the Code, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Section 402(g)(3) of the Code), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.

         Compensation of an Eligible Employee taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with
Section 401(a)(17)(B) of the Code. If the period for determining Compensation used in calculating an Eligible Employee's allocation for a Plan Year is a short Plan Year (i.e., shorter than twelve (12) months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is twelve (12).

         For Limitation Years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 4.9 of the Plan, Compensation paid or made available during such Limitation Years shall include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code. This paragraph also shall apply to the definition of Compensation for all other purposes of the Plan for Plan Years beginning on and after January 1, 2001.

         2.11 "CURRENT YEAR METHOD" means using data for Non-Highly Compensated Employees and for Highly Compensated Employees from the Testing Year.

         2.12 "DEFERRAL RATE" means the rate (expressed as a percentage to the nearest one hundredth of one percent) determined by dividing:

              (a) The aggregate amount of the Eligible Employee's Salary Deferral Contributions, if any, for the relevant Plan Year; by

              (b) The Eligible Employee's Compensation for the relevant Plan
Year.

         The Compensation of an Eligible Employee taken into account in Subsection (b) above shall be limited, where applicable, to the Compensation of the Eligible Employee during the portion of the relevant Plan Year during which he or she is eligible to participate in the Plan.

         In computing the Deferral Rate, the Employer may elect to include in the amount in Subsection (a) above:

                   (1) All or a portion of the Qualified Nonelective Contributions made on behalf of such Eligible Employees; or


                                       5.

                   (2) All or a portion of any contributions (including, if applicable, any Employer Contributions) that constitute "qualified nonelective contributions" (as defined in Section 401(m)(4)(C) of the Code) or "matching contributions" described in Section 401(k)(3)(D)(ii)(I) of the Code (generally known as "qualified matching contributions") made to the Plan or any other plan of the Employer or any Affiliate of the Employer.

         Any such election shall be subject to the requirements of and shall be in accordance with regulations applicable under Section 401(k) of the Code.

         2.13 "DEFINED BENEFIT PLAN FRACTION" means, for any Limitation Year, a fraction, the numerator of which is the Participant's projected annual retirement income benefit under all the defined benefit plans (whether or not terminated) maintained by the Employer or any Affiliate of the Employer determined as of the end of the Limitation Year, and the denominator of which is the lesser of:

              (a) The product of 1.25 multiplied by $90,000 (which dollar amount shall be automatically adjusted for increases in the cost of living, if any, in accordance with regulations or other pronouncements issued by the Secretary of the Treasury or Commissioner of Internal Revenue, for such calendar year, under the authority granted by Section 415(d) of the Code); or

              (b) The product of 1.4 multiplied by one hundred percent (100%) of the Participant's average annual Compensation for the three (3) consecutive calendar years during which he or she received his or her greatest aggregate compensation from the Employer and during which he or she was a Participant in the Plan.

         The limitations under Subsection (a) shall be adjusted in the case of annual retirement income benefits which do not exceed $10,000 for the Limitation Year and for Participants with Years of Service of less than ten (10) years, to the extent provided in Sections 415(b)(4) and (5) of the Code. This Section 2.13 shall cease to be effective as of January 1, 2000.

         2.14 "DEFINED CONTRIBUTION PLAN FRACTION" means, for any Limitation Year, a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the defined contribution plans maintained by the Employer or any Affiliate of the Employer (whether or not terminated) for the current and all prior Limitation Years, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer or any Affiliate of the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year. This Section 2.14 shall cease to be effective as of January 1, 2000.

         2.15 "DISABILITY" means any physical or mental condition which presumably permanently prevents a Participant from satisfactorily performing his or her usual duties for the Employer or the duties of such other position or job which the Employer makes available to him or her and for which such Participant is qualified by reason of his or her training, education or experience. The Disability of a Participant shall be determined by the Plan Administrator in its sole discretion, in accordance with uniform principles consistently applied, upon the basis of such evidence as the Plan Administrator deems necessary and advisable.


                                       6.

         2.16 "EFFECTIVE DATE" of the Plan as amended and restated means January 1, 1997.

         2.17 "ELIGIBLE EMPLOYEE" means any Employee, except any Employee who:

              (a) has not attained age twenty-one (21);

              (b) is regularly scheduled to work less than, effective prior to January 1, 2001, twenty-five (25) hours per week and, effective January 1, 2001, thirty (30) hours per week, and who has not completed one (1) Year of Service;

              (c) is a nonresident alien who received no earned income (within the meaning of Section 911(b) of the Code) from the Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);

              (d) is a member of a collective bargaining unit covered under a collective bargaining agreement, unless such agreement expressly provides for coverage of such bargaining unit members in the Plan;

              (e) is a leased employee (within the meaning of Section 414(n) of the Code); or

              (f) effective January 1, 2001, is classified by the Employer as a temporary employee or a seasonal employee in accordance with its normal employment practices and who has not completed one (1) Year of Service;

PROVIDED, HOWEVER, that if such an Employee later becomes an Eligible Employee, all of his or her prior service with the Employer or an Affiliate of the Employer shall be credited immediately.

         An individual's status as an Eligible Employee shall be determined by the Employer pursuant to the foregoing provisions, and such determination shall be conclusive and binding on all persons.

         Notwithstanding any provision of this Plan to the contrary, an individual who is not participating in this Plan because the individual is not classified as an Employee, as defined herein, on the personnel records of the Employer, and who is reclassified by any governmental entity as an employee described under Section 3121 of the Code, shall not, solely by reason of such reclassification, become eligible on a retroactive basis or a prospective basis to participate in this Plan.

         2.18 "EMPLOYEE" means an individual who is employed by the Employer in the status of "employee" as that term is used in Section 3121(d)(1) or (2) of the Code or is a leased employee (as defined in Section 414(n) of the Code), unless such leased employee is covered by a plan of the leasing organization that meets the requirements of Section 414(n)(5)(B) of the Code and leased employees constitute no more than twenty percent (20%) of the Employer's Employees who are Non-Highly Compensated Employees. Notwithstanding the foregoing, "Employee" shall not include any individual performing services solely through an employment or leasing agency except to the extent required under Section 414(n) of the Code.

                                       7.

         2.19 "EMPLOYER" means Corvas International, Inc. and any successor thereto.

         2.20 "EMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee first performs an Hour of Service for the Employer, including service performed prior to the Effective Date.

         2.21 "ENTRY DATE" means each January 1, April 1, July 1, and October 1.

         2.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         2.23 "EXCESS CONTRIBUTIONS" means, for each Plan Year, the excess of:

              (a) The aggregate amount of Salary Deferral Contributions, and Nonelective Contributions actually taken into account in computing the Actual Deferral Percentage for Highly Compensated Employees for such Plan Year, over

              (b) The maximum amount of such contributions permitted by the Actual Deferral Percentage test under Subsection 4.7(a).

         Effective January 1, 1997, the amount of Excess Contributions for Eligible Employees who are Highly Compensated Employees shall be determined by first reducing the contributions of the Highly Compensated Employee(s) having the highest amount of contributions by such amounts so as to cause the Plan to satisfy such Actual Deferral Percentage test or to lower such Eligible Employee's amount of contributions to that of the Highly Compensated Employee(s) with the next highest amount of contributions, whichever occurs first. Such process shall continue, as necessary, with respect to the Highly Compensated Employee(s) with the next highest amount of contributions until such Actual Deferral Percentage test is met.

         The amount of Excess Contributions shall equal the sum of these hypothetical reductions.

         2.24 "EXCESS ELECTIVE DEFERRALS" means, for a taxable year of a Participant, the amount by which the total of such Participant's Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by the Employer or any Affiliate of the Employer exceeds $7,000, and therefore are includable in his or her gross income under Section 402(g) of the Code. Such $7,000 amount shall be adjusted for cost-of-living increases at the same time and in the same manner as under Section 415(d) of the Code, except that any increase which is not a multiple of $500 shall be rounded to the next lowest multiple of $500.

         2.25 "FIVE YEAR BREAK IN SERVICE" means five consecutive one year Breaks in Service.



                                       8.

         2.26 "FORFEITURE" means the portion of a Participant's Employer Contributions Account which is not payable to the Participant or his or her Beneficiary because of such Participant's termination of employment before full vesting or excess Annual Additions reallocated in accordance with Section 4.9.

         2.27 "HARDSHIP" means the immediate and heavy financial need of a Participant, as determined in a uniform and nondiscriminatory basis by the Employer in accordance with Section 9.6 and as may be further clarified by rules or regulations issued by the Secretary of the Treasury or the Internal Revenue Service.

         2.28 "HIGHLY COMPENSATED EMPLOYEE" means, with respect to a given Plan Year, any Employee if such Employee (i) was a five percent (5%) owner of the Employer, within the meaning of Section 416(q)(2) of the Code, during the Determination Year or the Lookback Year, or (ii) for the Lookback Year had Compensation from the Employer in excess of $80,000 (as adjusted for cost-of-living increases at the same time and in the same manner as under
Section 415(d) of the Code, as modified by Section 414(q)(1) of the Code), and was in the top twenty percent (20%) of Employees, ranked on the basis of Compensation, for the Lookback Year.

         In determining whether an Employee is a Highly Compensated Employee, all employers that are aggregated under Section 414(b), (c), (m) or (o) of the Code shall be treated as a single employer.

         The determination of who is a Highly Compensated Employee, including the determinations of the Employees in the top twenty percent (20%) of Employees when ranked on the basis of Compensation and the Compensation that is considered, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         The Employer may elect not to use the top twenty percent (20%) of Employees ranked on the basis of Compensation for the Lookback Year in identifying Highly Compensated Employees. Such election must be made by amendment to the Plan in conformance with the requirements of the Internal Revenue Service.

         For the purposes of identifying Highly Compensated Employees, (i) the Determination Year is the Plan Year for which the determination is being made, and (ii) the Lookback Year is the twelve (12) month period immediately preceding the Determination Year, or, if the Employer so elects in this Plan, the calendar year beginning with or within such twelve (12) month period.

         2.29 "HOUR OF SERVICE" means:

              (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for the Employer, or an Affiliate of the Employer during the applicable computation period;

              (b) Each hour for which an Employee is directly or indirectly entitled to payment on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty or leave of absence. Notwithstanding the foregoing however, no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period in which the Employee performs no duties. Hours of Service shall not be counted where such payment is made or is due:

                                       9.

                   (1) Under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment or disability insurance law; or

                   (2) Solely to reimburse an Employee for medical or medically-related expenses; and

              (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate of the Employer. These hours shall be credited to the computation period(s) to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; PROVIDED, HOWEVER, that the limits under Subsection (b) above are applicable and that an Employee shall not be entitled to additional Hours of Service under this Subsection (c) for the same Hours of Service credited under Subsection (a) or (b) above.

         Hours of Service shall be credited to the Employee for the periods specified above in accordance with Department of Labor Regulations Sections 2530.200b-2 and -3, the provisions of which are incorporated herein by this reference.

         2.30 "INVESTMENT FUND" means, to the extent applicable, one or more of the investment funds referred to in Article 6 in which the assets of the Trust are invested.

         2.31 "INVESTMENT MANAGER" means any fiduciary (other than a Trustee or named fiduciary as specified in Article 12) who:

              (a) Has the power to manage, acquire or dispose of any asset of the Trust;

              (b) Is

                   (1) Registered as an investment adviser under the Investment Advisers Act of 1940 (the "1940 Act");

                   (2) Not registered as an investment adviser under the 1940 Act by reason of paragraph (1) of Section 203A of the 1940 Act, but is registered as an investment adviser under the laws of the State (referred to in paragraph (1) of Section 203A of the 1940 Act) in which it maintains its principal office and place of business, and, at the time the fiduciary last filed the registration form most recently filed by the fiduciary with such State in order to maintain the fiduciary's registration under the laws of such State, also filed a copy of such form with the Secretary of Labor;

                   (3) A "bank," as defined in the 1940 Act; or

                   (4) An insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

                                      10.

              (c) Has acknowledged in writing that such person is a fiduciary with respect to the Plan.

         2.32 "LIMITATION YEAR" means the Plan Year.

         2.33 "NON-HIGHLY COMPENSATED EMPLOYEE" means, with respect to a given Plan Year, any Employee who is not a Highly Compensated Employee for such Plan Year.

         2.34 "NORMAL RETIREMENT AGE" means the date on which a Participant attains age sixty-five (65) or has completed five (5) Years of Service, whichever is later.

         2.35 "PARTICIPANT" means an Eligible Employee, whether or not he or she has elected to make Salary Deferral Contributions, who has become a Participant in the Plan in accordance with Section 3.1, or a former Eligible Employee who has an Account under the Plan.

         2.36 "PLAN" means the Corvas International, Inc. 401(k) Compensation Deferral Savings Plan and Trust Agreement, as set forth herein and as amended from time to time.

         2.37 "PLAN YEAR" means the twelve-consecutive month period commencing each January 1 and ending the following December 31.

         2.38 "PRIOR YEAR METHOD" means using data for Non-Highly Compensated Employees from the Plan Year immediately prior to the Testing Year and using data for Highly Compensated Employees from the Testing Year.

         2.39 "PROFIT SHARING CONTRIBUTIONS" means the amount, if any, contributed to the Plan by the Employer under Subsection 4.3(a).

         2.40 "PROFIT SHARING CONTRIBUTIONS ACCOUNT" means the account into which Profit Sharing Contributions, if any, and investment gains and losses thereon shall be credited.

         2.41 "QUALIFIED NONELECTIVE CONTRIBUTIONS" means contributions to the Plan by the Employer made under Section 4.4, provided that a Participant may not elect to receive any such contributions in cash until distributed from the Plan and that such contributions shall be subject to the distribution limitations and nonforfeitability requirements of Section 401(k)(2)(B) and (C) of the Code.

         2.42 "QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT" means the account into which Qualified Nonelective Contributions, if any, and investment gains and losses thereon shall be credited.

         2.43 "REEMPLOYMENT COMMENCEMENT DATE" means the first day on which an Employee again performs an Hour of Service for the Employer following his or her termination of employment.

                                      11.

         2.44 "REQUIRED BEGINNING DATE" means:

              (a) In the case of a Participant who has attained age 70-1/2 and is not a five percent owner (within the meaning of Section 416(i)(1)(B)(I) of the Code), April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2 or (ii) the calendar year in which the Participant terminates employment; and

              (b) In the case of a five percent owner (within the meaning of Section 416(i)(1)(B)(I) of the Code), April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, whether or not he or she is still an Employee of the Employer. If the Participant became a five percent owner after the calendar year in which he or she attains age 70-1/2, then his or her Required Beginning Date shall be no later than April 1 of the calendar year following the year in which he or she becomes a five percent owner.

         2.45 "REVIEW PANEL" means the committee, if any, appointed by the Employer to review appeals of denied claims under the Plan pursuant to Section 13.3.

         2.46 "ROLLOVER ACCOUNT" means the account credited with Rollover Contributions under Section 4.6.

         2.47 "ROLLOVER CONTRIBUTION" means a contribution to the Plan of an amount described in (i) Sections 402(c) or 403(a)(4) of the Code, relating to certain distributions from an employees' trust or employee annuity described in Sections 401(a) or 403(a) of the Code, respectively, or (ii) Section 408(d)(3)(A)(ii) of the Code, relating to certain distributions from an individual retirement account or an individual retirement annuity. Further, for the purposes of this Plan, a Rollover Contribution shall include direct trustee-to-trustee transfers (within the meaning of Section 401(a)(31) of the Code) from other qualified plans and direct or indirect plan-to-plan transfers from other qualified plans or from the custodian of a conduit individual retirement arrangement, provided that the trust or custodial account from which the funds are being transferred permits such a transfer to be made.

         2.48 "SALARY DEFERRAL ACCOUNT" means the account into which any Salary Deferral Contributions, or Qualified Nonelective Contributions made on behalf of a Participant pursuant to Article 4, and earnings on those contributions, shall be credited, except to the extent that the Employer determines, in accordance with Section 4.4 to cause Qualified Nonelective Contributions to be allocated to a separate subaccount for each Participant instead of allocating such contributions to the Salary Deferral Accounts of Participants.

         2.49 "SALARY DEFERRAL AGREEMENT" means the agreement between the Employer and an Employee to reduce the Employee's Salary as provided for in
Article 4.

         2.50 "SALARY DEFERRAL CONTRIBUTIONS" means contributions to the Plan by the Employer that are made pursuant to the election of a Participant pursuant to a Salary Deferral Agreement under Section 4.1, in lieu of payable to the Participant.

         2.51 "TESTING YEAR" means the Plan Year for which the Actual Deferral Percentage testing or Actual Contribution Percentage testing is being conducted.

                                      12.

         2.52 "TRUST" means all such money or other property that is held by the Trustee pursuant to the terms of the Trust Agreement.

         2.53 "TRUST AGREEMENT" means the trust agreement entered into between the Employer and the trustee as set forth herein and as amended from time to time, for the purpose of funding benefits under the Plan, or any successor trust agreement.

         2.54 "TRUSTEE" means the trustee or any successor thereto acting as such pursuant to Section 12.4 and the terms of the Trust Agreement.

         2.55 "VALUATION DATE" means the date on which assets of the Trust are valued, which shall be the last day of each Plan Year or such other date or dates the Employer may elect to determine the fair market value of the Trust and make an allocation of income, gain or loss thereon as provided in Section 5.2.

         2.56 "YEAR OF SERVICE" means, for purposes of eligibility, a computation period, and, for purposes of vesting, a Plan Year during which an Employee completes at least 1,000 Hours of Service. With respect to employment before the original effective date of the Plan, a Plan Year is each calendar year.

         For the purpose of determining eligibility, the initial computation period is the first twelve (12) consecutive month period measured from the Employment Commencement Date (or the Reemployment Commencement Date). At the completion of the initial eligibility computation period, the computation period thereafter shall be the Plan Year, the first such computation period being the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date (or Reemployment Commencement Date). An Employee who receives credit for 1,000 Hours of Service during both the initial eligibility computation period and the first applicable Plan Year shall receive credit for two Years of Service.



                                      13.

                                   ARTICLE 3

                          ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY TO BECOME A PARTICIPANT. Each Eligible Employee who is a Participant prior to the Effective Date shall continue to be a Participant in the Plan and each other Employee shall become a Participant in the Plan as of the Entry Date coinciding with or next following his or her Employment Commencement Date or the date he or she becomes an Eligible Employee, provided that he or she is an Eligible Employee on such Entry Date.

         3.2 PARTICIPATION IN SALARY DEFERRAL CONTRIBUTIONS. To participate for purposes of making Salary Deferral Contributions, an Eligible Employee must have entered into a Salary Deferral Agreement, in the form as may be prescribed by the Employer, authorizing the reduction of his or her Salary in amounts that will be contributed to the Plan as Salary Deferral Contributions on his or her behalf by the Employer.

         3.3 SUSPENSION OF PARTICIPATION.

              (a) A Participant shall be suspended from active participation in the Plan for any period during which the Participant:

                   (1) Is on a leave of absence without pay; or

                   (2) Does not qualify as an Eligible Employee but remains a Participant.

              (b) A Participant shall make no Salary Deferral Contributions with respect to any period of suspended participation under Subsection (a) above, nor shall a suspended Participant receive any allocation of Employer Contributions, Qualified Nonelective Contributions, or Forfeitures for any such period. In addition, a Participant's Salary Deferral Contributions shall be suspended or limited in the manner and for the period prescribed under Section 9.6 in the case of a Hardship withdrawal from the Plan. A suspended Participant, however, shall continue to share in the income, gains, losses and expenses of the investments held in his or her Account.

         3.4 REESTABLISHING ELIGIBLE EMPLOYEE STATUS AND PLAN REENTRY. If a former Eligible Employee who was a Participant again becomes an Eligible Employee, such Eligible Employee shall again be a Participant in the Plan immediately on becoming an Eligible Employee.

         3.5 TERMINATION OF PARTICIPATION. An Employee who becomes a Participant shall cease to be a Participant as of the date on which no further benefits under the Plan are payable to him or her.

         3.6 NO MAXIMUM AGE. Participation in the Plan shall not be discontinued or limited in any way, and the allocation of contributions shall not be decreased because of a Participant's attainment of any age.



                                      14.

                                   ARTICLE 4

                                  CONTRIBUTIONS

         4.1 SALARY DEFERRAL CONTRIBUTIONS.

              (a) Subject to the limitations established by this Article 4, the Employer shall make Salary Deferral Contributions on an Eligible Employee's behalf in an amount equal to the amount of Compensation that the Eligible Employee has elected to defer pursuant to the Eligible Employee's Salary Deferral Agreement. Each Eligible Employee may elect to have the Employer contribute to the Plan from one percent (1%) to a maximum of fifteen percent (15%) of such Eligible Employee's Compensation for the Plan Year in accordance with such uniform and nondiscriminatory rules and procedures as the Employer may establish.

              (b) Notwithstanding the provisions of Subsection 4.1(a) above, in order for the Plan to comply with the requirements of Sections 401(k), 402(g) and 415 of the Code (see Subsections 4.1(c) and 4.7(a) and Section 4.9 of the
Plan), at any time in a Plan Year, the Employer (in its sole discretion) may, by notifying the affected Eligible Employees in writing, reduce the rate of Salary Deferral Contributions to be made on behalf of an Eligible Employee for the remainder of that Plan Year, or the Employer may require that all Salary Deferral Contributions to be made on behalf of an Eligible Employee be discontinued for the remainder of that Plan Year. Such a reduction or discontinuance may be applied selectively to individual Eligible Employees or to a particular class of Eligible Employees, as the Employer may determine in its sole discretion. Upon the close of the Plan Year or such earlier date as the Employer may determine, any reduction or discontinuance in Salary Deferral Contributions shall automatically cease until the Employer again determines that such a reduction or discontinuance of Salary Deferral Contributions is required. Any such reduction or discontinuance shall be prospective only as to pay periods commencing after notice to the affected Eligible Employees, and shall not result in discrimination in favor of Highly Compensated Employees in any manner prohibited by Section 401(a)(4) of the Code or regulations applicable thereunder. Any amounts that would have been contributed to the Plan in the absence of a reduction or discontinuance pursuant to this Subsection 4.1(b) shall be paid in cash to the affected Eligible Employee as Salary in the same manner in which such amounts otherwise are payable as Salary in the absence of any election of Salary Deferral Contributions.

              (c) The total of the Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements of the Employer or any Affiliate of the Employer for any Participant during any taxable year of the Participant shall not exceed $7,000 or such other amount in effect under Section 402(g)(1) of the Code, as adjusted for increases in the cost of living for the calendar year in which the Participant's taxable year begins. To the extent Salary Deferral Contributions are distributed or returned to a Participant as excess Annual Additions pursuant to Section 4.9 of the Plan, such distributed or returned amounts shall be disregarded for purposes of the limitation described in this Subsection 4.1(c).

                                      15.

              (d) In the event a Participant has any Excess Elective Deferrals because the limitation in Subsection 4.1(c) has been exceeded, such Excess Elective Deferrals may be distributed to the Participant from the Plan in accordance with either of Paragraphs (1) or (2) below (or a combination thereof, as applicable):

                   (1) The Employer may cause the Excess Elective Deferrals to be distributed to the Participant during the taxable year of the Participant in which the Excess Elective Deferrals occur if the following conditions are satisfied:

                         (A) The Participant designates the distribution as
Excess Elective Deferrals; PROVIDED, HOWEVER, to the extent the Participant's Excess Elective Deferrals are attributable only to Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by the Employer or any Affiliate of the Employer, the Employer may designate the distribution as Excess Elective Deferrals on behalf of the Participant;

                         (B) Such distribution is made after the date on which
the Excess Elective Deferrals were received by the Plan; and

                         (C) The Plan designates the distribution as a
distribution of Excess Elective Deferrals.

                   (2) If any amount of Excess Elective Deferrals is included in the gross income of a Participant for federal income tax purposes for any taxable year of such Participant, the Participant, not later than the first March 1 following the close of such taxable year, may notify the Plan Administrator of the amount of such Excess Elective Deferrals that the Participant designates as having been received by the Plan; PROVIDED, HOWEVER, to the extent the Participant's Excess Elective Deferrals are attributable only to Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by the Employer or any Affiliate of the Employer, the Employer on behalf of the Participant may notify the Plan Administrator and designate the amount of the Excess Elective Deferrals received by the Plan. In the event notice of Excess Elective Deferrals is given in accordance with the foregoing provision, the Plan Administrator shall cause there to be distributed to the Participant, not later than the first April 15 following the close of such taxable year of the Participant, the amount designated, plus any income and minus any loss allocable thereto for such taxable year of the Participant. The amount of any income or loss to be allocated to Excess Elective Deferrals under this Paragraph (2) shall be determined under the same method used for allocating income to Participants' Accounts generally, as then in effect in accordance with the provisions of
Section 5.2 of the Plan.

         Any designation of Excess Elective Deferrals made by a Participant shall be in writing, and, if the Excess Elective Deferrals are attributable in part to elective deferrals made for the taxable year to any plan, contract or arrangement not maintained by the Employer or any Affiliate of the Employer, the Participant shall certify to the Plan Administrator or otherwise provide such information as the Plan Administrator may reasonably require in order to establish that the amount designated constitutes Excess Elective Deferrals. The amount of Excess Elective Deferrals that may be distributed under this Subsection 4.1(d) with respect to a Participant for a taxable year shall be reduced by any Excess Contributions previously distributed in accordance with Subsection 4.7(b) for the Plan Year beginning with or within the Participant's


                                      16.

taxable year. In no event may a Participant receive as a corrective distribution under this Subsection 4.1(d) an amount in excess of the Participant's total Salary Deferral Contributions for the taxable year. Notwithstanding any other provision in the Plan, the consent of a Participant or his or her spouse shall not be required for a distribution of Excess Elective Deferrals and allocable income.

              (e) A Participant's Salary Deferral Contributions shall be credited to his or her Salary Deferral Account. However, for Federal tax purposes (and wherever permitted, for state tax purposes), Salary Deferral Contributions shall be deemed to be contributions to the Plan by the Employer, and a Participant's Salary Deferral Agreement shall constitute an election to have his or her taxable compensation reduced by the amount of all such Salary Deferral Contributions. Salary Deferral Contributions shall be made in accordance with Plan rules and are subject to the limitations set forth in this
Article 4.

         4.2 SALARY DEFERRAL AGREEMENT.

              (a) Salary Deferral Contributions shall be authorized by a Participant in writing pursuant to a Salary Deferral Agreement. The Salary Deferral Agreement shall provide that a Participant's Salary shall be reduced by any whole number percentage or whole dollar amount; PROVIDED, HOWEVER, that the amount of the reduction does not exceed the limitations set forth in this
Article 4.

              (b) A Participant may elect to suspend his or her Salary Deferral Contributions at any time by filing a notice on the prescribed form with the Employer. Any such election shall be effective as soon as is reasonably practical following receipt of such notice by the Employer. By giving the Employer reasonable notice in the manner and at the time prescribed by the Employer, a Participant who has suspended Salary Deferral Contributions may recommence making Salary Deferral Contributions as of any Entry Date after the date on which Salary Deferral Contributions were suspended.

              (c) A Participant may elect to change the amount of his or her Salary Deferral Contributions effective as of the Entry Date following receipt by the Employer of the Participant's revised election form. Any such change must be made in the manner and at the time prescribed by the Employer.

              (d) The Employer shall forward all Salary Deferral Contributions to the Trustee for investment in the Trust, as provided for in Article 6, for periods beginning on and after February 3, 1997, as soon as the Salary Deferral Contributions may be reasonably segregated from the Employer's general assets, but no later than the fifteenth (15th) business day of the month following the month in which such amounts would otherwise have been paid to the Participant.

         4.3 PROFIT SHARING CONTRIBUTIONS. For any Plan Year, the Employer may make Profit Sharing Contributions in any amount as may be determined by the Employer in its sole discretion. Such contributions, if any, shall be made in the form of cash and shall be allocated as of the last day of the Plan Year to the Profit Sharing Contributions Accounts of all Eligible Employees who are employed as of the last day of the Plan Year and who completed 1,000 Hours of Service during the Plan Year or who terminated employment during the Plan Year as a result of death, Disability, or attainment of Normal Retirement Age in the


                                      17.

proportion that the Compensation of each such Eligible Employee for the Plan Year bears to the total Compensation for all such Eligible Employees for such Plan Year. For purposes of allocating such Profit Sharing Contributions for any Plan Year based on an Eligible Employee's Compensation, only Compensation attributable to periods in such Plan Year during which such Eligible Employee was a Participant shall be taken into account.

         4.4 QUALIFIED NONELECTIVE CONTRIBUTIONS. For any Plan Year, the Employer may make Qualified Nonelective Contributions in any amount as may be determined by the Employer in its sole discretion. Such contributions, if any, shall be made in the form of cash and shall be allocated as of the last day of the Plan Year to the Salary Deferral Accounts of all Eligible Employees who are employed as of the last day of the Plan Year in the proportion that the Compensation of each such Eligible Employee for the Plan Year bears to the total Compensation for all such Eligible Employees for such Plan Year.

         If the Employer so determines, it may cause Qualified Nonelective Contributions to be allocated to a separate Qualified Nonelective Contributions Account for each Participant established for the purpose of receiving and holding such contributions instead of allocating such contributions to the Salary Deferral Accounts of Participants. Such contributions shall meet the requirements of Treasury Regulation Section 1.401(k)-1(b)(5), Section 401(m)(4)(C) of the Code and regulations applicable thereunder.

         4.5 TIME OF PAYMENT. All Profit Sharing Contributions and Qualified Nonelective Contributions shall be paid to the Trustee, in one or more installments, not later than the final date for filing the Employer's Federal income tax return for the fiscal year of the Employer within which or with which occurs the end of the Plan Year for which such contributions are made, including extensions of time granted for such filing.

         4.6 ROLLOVER CONTRIBUTIONS.

              (a) An Eligible Employee, whether or not he or she has reached an Entry Date or elected to make Salary Deferral Contributions, or an Employee who would be eligible to participate in the Plan upon satisfaction of the age requirement in Subsection 2.17(a), or the service requirement in Section 3.1, whether or not he or she has yet satisfied such requirements, may make a Rollover Contribution subject to the approval of the Employer and in accordance with procedures approved by the Employer. Upon such a Rollover Contribution by an Eligible Employee who has not yet otherwise become a Participant, his or her Rollover Account shall represent his or her sole interest in the Plan.

              (b) A Rollover Contribution (other than in the case of a direct trustee-to-trustee transfer (within the meaning of Section 401(a)(31) of the Code) or a plan-to-plan transfer) shall be made within sixty (60) days of distribution (or such longer time as may be permitted by regulations), and shall exclude any amounts contributed by the Eligible Employee to the plan, annuity or other arrangement from which the Rollover Contribution is derived. In no event may an Eligible Employee make a Rollover Contribution (including as a result of a plan-to-plan transfer) that would cause the Plan to be a direct or indirect transferee, within the meaning of Section 401(a)(11)(B)(iii)(III) of the Code and any regulations or rulings thereunder, of a plan described in Section 401(a)(11)(B)(i) or (ii) of the Code.


                                      18.

              (c) Except as otherwise provided in this Subsection 4.6(c), a Rollover Contribution shall be made only in the form of money. In the event of a Rollover Contribution that is derived from a distribution to the Eligible Employee of property other than money from a plan, trust or annuity described in Sections 401(a) or 403(a) of the Code (but not from an individual retirement account or annuity described in Section 408(a) or (b) of the Code), the Rollover Contribution may be made either in kind in the form of property received in such distribution or in an amount of money equal to the proceeds from the bona fide sale of all or a portion of such property, or a combination thereof. In the event of a Rollover Contribution that is derived from a distribution to the Eligible Employee of property other than money from an individual retirement account or annuity described in Section 408(a) or (b) of the Code, the Rollover Contribution shall be made only in kind in the form of property received in such distribution. In no event may a Rollover Contribution be made with respect to a distribution of property other than money to the extent of such property that is retained by the Eligible Employee.

              (d) An Eligible Employee may be required to furnish evidence satisfactory to the Employer that the amount of a proposed Rollover Contribution meets all of the foregoing requirements. When made, the Eligible Employee's Rollover Contribution shall be credited to such Eligible Employee's Rollover Account as of the date such contribution is received. A Rollover Contribution shall not be considered a contribution by the Employer, and an Eligible Employee's Rollover Account shall be fully vested at all times.

         4.7 NONDISCRIMINATION REQUIREMENTS.

              (a) ACTUAL DEFERRAL PERCENTAGE TEST. In no event shall the Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees exceed with respect to any Plan Year the greater of (1) or (2) as follows:

                   (1) One hundred twenty-five percent (125%) of the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees or

                   (2) The lesser of (i) two hundred percent (200%) of the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees, (ii) the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees plus two (2) percentage points, or (iii) the highest amount which, when taking into account the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees and the Actual Contribution Percentages for Highly Compensated Employees and Non-Highly Compensated Employees, respectively, would not cause the "aggregate limit" (within the meaning of Treasury Regulations Section 1.401(m)-2(b)(3)) to be exceeded, in accordance with the provisions of Subsection 4.7(g) below.

         This subsection shall be applied by using the Current Year Method. If the Employer so elects, the method used in this subsection may be changed, if permitted by and in accordance with guidance issued by the Internal Revenue Service, by amending the Plan to reflect such election.

                                      19.

              (b) CORRECTION METHODS TO MEET ACTUAL DEFERRAL PERCENTAGE TEST. In the event that for any Plan Year the Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees otherwise would not meet either of the tests set forth above, as required by Section 401(k)(3)(A) of the Code, then the Employer shall elect one of the following methods (or any combination thereof) of meeting one of those tests:

                   (1) Excess Contributions, plus any income and minus any loss allocable thereto for such Plan Year and for the period between the end of the Plan Year and the date of distribution (the "gap period"), may be distributed after the end of the Plan Year and within twelve (12) months after the close of such Plan Year to the Highly Compensated Employees to whose Accounts such Excess Contributions were allocated for the Plan Year. If Excess Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts as provided in Section 4979 of the Code. The amount of any income or loss to be allocated to Excess Contributions shall be determined under the same method used for allocating income to Participants' Accounts generally, as then in effect in accordance with the provisions of
Section 5.2 of the Plan. Notwithstanding any other provision in the Plan, the consent of a Participant or his or her spouse shall not be required for a distribution of Excess Contributions and allocable income.

                   (2) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of Non-Highly Compensated Employees pursuant to Section 4.4 in amounts sufficient to meet the Actual Deferral Percentage test when taking such contributions into account to the extent permitted under the Plan and regulations under Section 401(k) of the Code.

              Effective January 1, 1997, the amount of Excess Contributions to be distributed to each affected Highly Compensated Employee shall be determined in accordance with this paragraph. The Salary Deferral Contributions of the Highly Compensated Employee with the highest dollar amount of Salary Deferral Contributions shall be reduced by the amount required to cause that Highly Compensated Employee's Salary Deferral Contributions to equal the dollar amount of the Salary Deferral Contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Deferral Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this step would equal the total Excess Contributions, then the lesser amount shall be distributed. If the total amount distributed is less than the total Excess Contributions, then the steps in this paragraph shall be repeated until the total Excess Contributions have been distributed.

              (c) SPECIAL RULES FOR ACTUAL DEFERRAL PERCENTAGE LIMIT TESTING.

                   (1) For purposes of the Actual Deferral Percentage test, the Deferral Rate of any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions or any other employer contributions described in Section 401(k)(3)(D) of the Code allocated to his or her accounts under two or more cash or deferred arrangements


                                      20.

described in Section 401(k) of the Code that are maintained by the Employer or an Affiliate shall be determined as if all Salary Deferral Contributions and any such other employer contributions were made under a single cash or deferred arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements described in Section 401(k) of the Code that have different plan years, all such arrangements that have plan years ending with or within the same calendar year shall be treated as a single arrangement.

                   (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section 4.7 shall be applied by determining the Actual Deferral Percentage of Eligible Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

                   (3) In order to be taken into account for purposes of the Actual Deferral Percentage test for a Plan Year, Salary Deferral Contributions must be allocated to the Employee's Account as of a date within such Plan Year. For this purpose, Salary Deferral Contributions will not be considered to be allocated as of a date within a Plan Year unless (i) the allocation is not contingent on the Employee's participation in the Plan or performance of services on any date subsequent to that date and (ii) such Salary Deferral Contributions are made before the end of the twelve-month period immediately following such Plan Year.

                   (4) Salary Deferral Contributions will be taken into account under the Actual Deferral Percentage test for a Plan Year only if they relate to Compensation that either would have been received by the Eligible Employee in the Plan Year (but for his or her Salary Deferral Agreement) or attributable to services performed by the Eligible Employee in the Plan Year and would have been received by the Eligible Employee within 2 and 1/2 months after the close of the Plan Year (but for his or her Salary Deferral Agreement).

                   (5) To the extent Salary Deferral Contributions are distributed or returned to a Participant as excess Annual Additions pursuant to
Section 4.9 of the Plan, such amounts shall be disregarded for purposes of determining the Deferral Rate of a Participant.

                   (6) Excess Elective Deferrals of a Non-Highly Compensated Employee that are distributed to such Non-Highly Compensated Employee pursuant to Subsection 4.1(d) of the Plan shall be disregarded for purposes of determining the Deferral Rate of such Non-Highly Compensated Employee.

                   (7) For purposes of Subsection 4.7(a), Eligible Employee shall include any Employee who would be eligible to make Salary Deferral Contributions to the Plan but for a suspension due to a withdrawal, a loan, an election not to participate in the Plan, or the inability of the Employee to receive additional Annual Additions because of the limits imposed by Section 415(c)(1) or 415(e) of the Code.


                                      21.

                   (8) The Employer shall maintain such records as are necessary to demonstrate compliance with the requirements of Subsection 4.7(a), including the extent to which Qualified Nonelective Contributions are taken into account for purposes of determining an Eligible Employee's Deferral Rate.

         4.8 REVERSION OF CONTRIBUTIONS. Except as provided in this Section 4.8 or as provided in Section 4.9 in the case of the termination of the Plan, the assets of the Plan shall never inure to the benefit of the Employer, and shall be held for the exclusive purposes of providing benefits to Participants and/or their Beneficiaries, and for defraying the expenses of administering the Plan.

              (a) In the case of a contribution which is made by virtue of a mistake of fact, this Section 4.8 shall not prohibit the return of such contribution to the Employer within one (1) year after the payment of the contribution.

              (b) The Employer's obligation to make contributions hereunder is conditioned upon initial qualification of the Plan under Section 401(a) of the Code, or any successor provision thereto, and if the Plan does not so qualify, then this Section 4.8 shall not prohibit the return of such contribution to the Employer within one (1) year after the date of denial of initial qualification of the Plan, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

              (c) To the extent the deduction of a contribution by the Employer under Section 404 of the Code, or any successor provision thereto, is disallowed, this Section 4.8 shall not prohibit the return of such contribution (to the extent disallowed) to the Employer within one (1) year after such disallowance of the deduction.

         4.9 OTHER LIMITATIONS ON CONTRIBUTIONS.

              (a) In no event shall the Annual Additions allocated to any Participant's Account in any Limitation Year exceed the lesser of (1) or (2) as follows:

                   (1) Twenty-five percent (25%) of the Participant's Compensation for the Limitation Year; or

                   (2) $30,000 (as adjusted annually under Section 415(d) of the Code for increases in the cost of living).

              (b) If, as a result of (i) the allocation of Forfeitures, (ii) a reasonable error in estimating a Participant's Compensation, (iii) a reasonable error in determining the amount of Salary Deferral Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code or (iv) other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the relief provisions specified in this Section 4.9, allocations of Annual Additions would exceed the limitation of Subsection 4.9(a) with respect to any Participant, the Participant's Salary Deferral Contributions for the Limitation Year, plus any income allocable thereto, shall be distributed to the Participant to the extent that the distribution would reduce the excess Annual Additions allocated to the Participant's Account. If excess Annual Additions remain for any Participant after available Salary Deferral Contributions have been distributed, the excess Annual Additions shall be credited to a suspense account for the Limitation Year and used to reduce Profit Sharing Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all Eligible Employees.

                                      22.

              (c) Any suspense account established under Subsection (b) shall be maintained in accordance with the following special rules:

                   (1) The balance in the suspense account shall not be allocated and reallocated in the manner prescribed in Subsection 4.9(b) (except to the extent limited by Subsection 4.9(a)) on the next succeeding allocation date for allocation of contributions. The entire amount so allocated from the suspense account, including any gains, income or losses credited to the suspense account in accordance with Paragraph (2) below, shall be considered as Annual Additions as of the date allocated.

                   (2) Investment gains, income or losses shall be allocated to the suspense account.

                   (3) No further Profit Sharing Contributions may be made under the Plan until the suspense account is exhausted.

                   (4) In the event of termination of the Plan, the suspense account shall be allocated and reallocated to the Accounts of all Eligible Employees in the manner prescribed in Subsections 4.9(b) and (c) up to the limits of Subsection 4.9(a) determined without regard to Compensation paid after the date of Plan termination. Any remaining amount of said suspense account that cannot be so reallocated shall be repaid to the Employer.

              (d) If a Participant has been a participant in a qualified defined benefit plan (as defined in Section 414(j) of the Code) maintained by the Employer or any Affiliate, in no event shall an Eligible Employee be entitled to receive a benefit in an amount which would cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction to exceed 1.0 for any Limitation Year. In the event such sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction would otherwise exceed 1.0 for any Plan Year, the projected annual retirement income benefit under the Defined Benefit Plan Fraction shall be limited, to the extent necessary, to reduce such Defined Benefit Plan Fraction so that the sum of the two fractions hereunder does not exceed the foregoing 1.0 limitation. This subsection shall cease to be effective as of January 1, 2000.

              (e) Notwithstanding other provisions of this Section 4.9 to the contrary, the otherwise permissible Annual Additions for any Eligible Employee under this Plan may be further reduced to the extent necessary, as determined by the Employer, to prevent disqualification of the Plan under Section 415 of the Code, which imposes additional limitations on the benefits payable to Eligible Employees who also may be participating in other tax-qualified pension, profit sharing, savings or stock bonus plans maintained by an Affiliate of the Employer. The Employer shall advise affected Eligible Employees of any additional limitation on their Annual Additions required by the preceding sentence.



                                      23.

                                   ARTICLE 5

                             PARTICIPANTS' ACCOUNTS

         5.1 INDIVIDUAL ACCOUNTS. The Employer, or the Trustee if the Employer so determines and the Trustee agrees, shall maintain, or cause to be maintained, an Account for each Participant, which shall consist of the following subaccounts, as applicable: a Salary Deferral Account, a Profit Sharing Contributions Account, a Rollover Account, and such other separate subaccounts, if any, as the Employer may determine to establish pursuant to Section 4.4. The Employer shall also maintain, or cause to be maintained, on behalf of each Participant, a separate accounting of each Participant's Account, including contributions, transfers, withdrawals, earnings, losses and expenses attributable thereto.

         5.2 REVALUATION OF THE TRUST. As of each Valuation Date, the Employer shall cause to be determined the fair market value of all assets of the Trust, giving effect to (i) earnings, (ii) gains and losses and (iii) appreciation or depreciation whether or not realized. The method of valuation shall be determined by the Trustee and shall be followed with reasonable consistency from year to year. The aggregate amount credited to the Accounts of all Participants having Accounts in the Trust shall be adjusted as of each Valuation Date so as to be equal to the value of all assets in the Trust on such date. Such adjustment shall be made by allocating to the Account of each Participant, as of the Valuation Date and prior to the allocation of contributions and Forfeitures for the Plan Year or such other valuation period, that proportion of the net change in fair market value of all assets as is equal to the proportion that the value of each such Account bears to the value of all such Accounts as of the immediately preceding Valuation Date, after making such adjustments as may be appropriate to reflect contributions, loans or distributions which were made subsequent to the preceding Valuation Date.

              The Employer may at any other time it deems appropriate under the circumstances secure a determination of the fair market value of the Trust as a whole, of one or more of the separate Investment Funds established under Article 6, or one or more of the separate subaccounts maintained for a Participant. In such event, the Employer may make a determination as of such date of the income, gain or loss on any such respective funds since the preceding Valuation Date. If the allocation of such income, gain or loss will produce a significant change in the value of Participants' Accounts, and if such valuation shall affect a distribution, then in the discretion of the Employer such date may thereupon be deemed a Valuation Date, and the Employer shall allocate such income, gain or loss to the Accounts of Participants in the manner provided in the preceding paragraph.

         5.3 STATEMENTS. At least once in each Plan Year, the Employer shall cause to be furnished to each Participant a statement showing the values of his or her Account pursuant to this Article 5 as of a Valuation Date occurring in such Plan Year or the preceding Plan Year.

         5.4 ALLOCATION OF INVESTMENT INCOME. Each Participant's Account shall be revalued on each Valuation Date to reflect any investment income, gains, losses and expenses allocable to such Account as well as any adjustments for contributions to or distributions, loans, or withdrawals from such Account.


                                      24.

                                   ARTICLE 6


                      INVESTMENT OF PARTICIPANT'S ACCOUNTS

         6.1 INVESTMENT CONTROL. A Participant shall have the right to direct the investment of his or her Account in accordance with Section 6.3 among such Investment Funds as are selected by the Employer.

         6.2 SELECTION OF INVESTMENT FUNDS. The Employer shall have the authority to select and withdraw, in its sole discretion, one or more Investment Funds for the investment of Participants' Accounts. The Employer shall notify the Participants of any such Investment Fund changes.

         6.3 INVESTMENT OF ACCOUNTS.

              (a) If the Employer selects more than one Investment Fund pursuant to Section 6.2, each Participant may make an investment election, in accordance with such rules as may be established by the Employer, which shall be applied in a uniform and nondiscriminatory manner.

              (b) Each Participant who directs the investment of his or her Account is solely responsible for the selection of his or her investment options. The Trustee, the Employer, and the officers, supervisors and other employees of any such entity are not authorized to advise a Participant as to the manner in which his or her Account shall be invested. The fact that an Investment Fund is available to a Participant for investment under the Plan shall not be construed as a recommendation for investment in that Investment Fund. In the event no election is made by a Participant, such amounts available for his or her election will be invested by the Trustee in a money market fund or similar investment.

         6.4 CHANGE OF INVESTMENT ELECTION AS TO FUTURE CONTRIBUTIONS. The Employer shall prescribe, on a uniform and nondiscriminatory basis, the timing, frequency, and methods with which changes in investment elections as to future contributions are permitted.

         6.5 TRANSFERS BETWEEN INVESTMENT FUNDS. The Employer shall prescribe, on a uniform and nondiscriminatory basis, the timing and frequency with which Participants may elect to transfer amounts already allocated to their Accounts between available Investment Funds.

         6.6 LIMITATIONS ON PARTICIPANT'S RIGHT TO DIRECT INVESTMENTS. If the Employer or the Trustee determines that a Participant's directed investment or reinvestment would constitute a "prohibited transaction" as defined in Section 406 of ERISA and/or Section 4975(c)(1) of the Code and that no exception is then available or applicable to exempt the proposed transaction from treatment as a prohibited transaction, the Trustee shall so notify the Participant and shall act as if no direction had been received by it. Moreover, if the Employer or the Trustee determines that the directed investment or reinvestment would conflict with other provisions or purposes of the Plan or Trust (e.g., constitute an alienation of benefits or produce unrelated business income taxable to the Trust), the Trustee shall so notify the Participant and shall act as if no



                                      25.

direction had been received by it. Finally, if the Employer or the Trustee determines that the directed investment or reinvestment is subject to, or prohibited by securities or other laws or regulations, it shall so notify the Participant and shall not act upon the direction until there has been full compliance with such securities or other laws or regulations without cost or expense to the Plan or the Trustee.



                                      26.

                                   ARTICLE 7

                                     VESTING

         7.1 FULLY VESTED ACCOUNTS. A Participant shall at all times have a one hundred percent (100%) nonforfeitable interest in his or her Salary Deferral Account, Qualified Nonelective Contributions Account, and Rollover Account, as applicable.

         7.2 VESTING OF THE PROFIT SHARING CONTRIBUTIONS ACCOUNT.

              (a) If a Participant's employment with the Employer is terminated before his or her Normal Retirement Age for any reason other than Disability or death, in addition to the amounts credited to the subaccounts identified in
Section 7.1, the Participant shall be entitled to an amount equal to the "vested percentage" of his or her Profit Sharing Contributions Account. Such vested percentage shall be determined based on the Participant's Years of Service for vesting purposes in accordance with the following schedule:

                       YEARS OF SERVICE                VESTED PERCENTAGE
                      Less than 3                                  0%
                      3 but less than 4                           20%
                      4 but less than 5                           40%
                      5 but less than 6                           60%
                      6 but less than 7                           80%
                      7 or more                                  100%

              (b) In all events, a Participant's Profit Sharing Contributions Account shall be fully vested upon attainment of his or her Normal Retirement Age while employed by the Employer or the termination of his or her employment with the Employer by reason of Disability or death.

         7.3 CHANGE IN VESTING SCHEDULE.

              (a) If the vesting schedule set forth in Subsection 7.2(a) is amended by the Employer, for any Employee who is a Participant on the date the amendment is adopted or the date the amendment is effective, whichever is later, the vested percentage (determined as of such date) of such Participant's Account shall not be less than the Participant's vested percentage under the Plan without regard to such amendment.

              (b) Notwithstanding any other provision of the Plan to the contrary, in the event that the vesting schedule set forth in Subsection 7.2(a) is amended by the Employer, any Participant with at least three (3) Years of Service for vesting purposes at the time such amendment first becomes effective shall be permitted to elect, within a reasonable period after the adoption of such amendment, to have the vested and nonforfeitable portion of his or her Accounts calculated without regard to such amendment. In the event that the use of the vesting schedule prior to amendment would under all circumstances provide a Participant with vested and nonforfeitable benefits in his or her Accounts that are equal to or greater than the amount of such benefits after applying the amended vesting schedule, the Participant shall be deemed to have elected the use of the vesting schedule prior to amendment for purposes of calculating the vested and nonforfeitable portion of his or her Accounts. The period during


                                      27.

which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of (i) sixty (60) days after the amendment is adopted, (ii) sixty (60) days after the amendment becomes effective, or (iii) sixty (60) days after the Participant is issued written notice of the amendment by the Employer.

         7.4 FORFEITURES.

              (a) Any remainder of a terminated Participant's Profit Sharing Contributions Account that is not vested in accordance with the foregoing vesting schedule shall be retained in such Account and forfeited at the earlier of the following dates: (i) if the Participant receives a complete distribution out of the Participant's Account, the date of such distribution, or (ii) if the Participant does not receive a complete distribution out of the Participant's Account, the date on which the Participant incurs a Five Year Break in Service.

              (b) Amounts forfeited under Subsection 7.4(a) shall be applied first to restore the Account balances of any Participants entitled to such restoration under Subsection (c) below. Remaining Forfeiture amounts, if any, shall then be used to reduce any subsequent Employer Contributions and shall be allocated to the Employer Contributions Accounts of Participants in accordance with the provisions of Section 4.3.

              (c) If a previously terminated Participant has received a distribution from his or her Profit Sharing Contributions Account and the nonvested portion of his or her Account has been forfeited pursuant to Subsection 7.4(a), and if such Participant is reemployed by the Employer prior to incurring a Five Year Break in Service, an amount equal to the value of the forfeited portion of the Participant's Profit Sharing Contributions Account shall be restored to his or her Account if the Participant repays the full amount distributed to him or her before the earlier of (i) five (5) years after the first day the Participant is subsequently reemployed by the Employer, or
(ii) the close of the first Five Year Break in Service commencing after the distribution. In the event the former Participant does repay the full amount distributed to him or her, an amount equal to the value of the forfeited portion of the Participant's Profit Sharing Contributions Account shall be restored to his or her Account in full, without adjustment for any gains or losses occurring subsequent to the time of the prior forfeiture. Such restoration shall be made out of then available Forfeitures of the nonvested portions of the Account of other Participants in accordance with Subsection 7.4(b), if any, or by a special contribution from the Employer to the extent that Forfeitures then available are insufficient.

              (d) Notwithstanding any provision of this Plan to the contrary, if a Participant terminates employment with the Employer with a zero (0) interest in his or her Account under the Plan, such Participant shall be deemed to have received a forfeiture cash out distribution as of the date of such Participant's termination of employment. Such Participant, if rehired by the Employer, shall be deemed to have repaid his or her deemed cash out distribution on the Participant's Reemployment Commencement Date.


                                      28.

         7.5 VESTING ON REEMPLOYMENT.

              (a) Except as provided in Subsection (d) of this Section 7.5, if a Participant or former Participant is reemployed after a Break in Service (including a Five Year Break in Service), he or she shall receive credit for any Years of Service completed prior to his or her date of reemployment for the purpose of computing his or her vested percentage after his or her date of reemployment in his or her Profit Sharing Contributions Account balance related to his or her employment after his or her Break in Service.

              (b) If a Participant or former Participant is reemployed after a Break in Service but before incurring a Five Year Break in Service, after one Year of Service following reemployment, that Participant's employment before his or her Break in Service shall be taken into account, together with his or her employment after his or her Break in Service, for purposes of computing his or her vested percentage in his or her Profit Sharing Contributions Account balance with respect to his or her participation before such Break in Service.

              (c) If a Participant or former Participant is reemployed after incurring a Five Year Break in Service, no amounts shall be reinstated to his or her Profit Sharing Contributions Account under Subsection 7.4(c) and no Years of Service after such Five Year Break in Service shall be taken into account in determining the vested percentage in his or her Profit Sharing Contributions Account balance accrued before such Five Year Break in Service. The undistributed vested amount of a Participant's Profit Sharing Contributions Account, if any, which accrued prior to the Participant's Five Year Break in Service shall be held as a separate Profit Sharing Contributions Account. Such separate subaccount shall share in allocation of gain or loss pursuant to
Section 5.2 but shall not share in allocations pursuant to Article 4.

              (d) If a Participant or former Participant who had no vested interest in his or her Profit Sharing Contributions Account at the time of his or her termination of employment is reemployed by the Employer after a series of consecutive one year Breaks in Service, the Participant's Years of Service before such Break in Service shall be disregarded for vesting purposes if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service completed before such Break in Service.

              (e) If a Participant or former Participant is reemployed before incurring a Break in Service, all of that Participant's Years of Service shall be taken into account for purposes of computing his or her vested percentage in his or her Profit Sharing Contributions Account balance accrued before and after such reemployment.



                                      29.

                                   ARTICLE 8

                               PLAN DISTRIBUTIONS

         8.1 EVENTS PERMITTING DISTRIBUTION. Except as otherwise provided in
Section 16.3, distribution of the balance credited to a Participant's Account may be made only under the following circumstances:

              (a) Upon termination of the Participant's employment with the Employer for any reason;

              (b) In cases of in-service withdrawals to the extent permitted in
Article 9;

              (c) Upon termination of the Plan, if the Employer does not maintain a successor defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e) or 409 of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code) and the Participant's distribution is made in the form of a lump sum;

              (d) Upon the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Employer in a trade or business in which the Participant is employed, if the Participant's distribution is made in the form of a lump sum, the Employer continues to maintain the Plan following such sale, and the Participant continues employment with the purchaser of such assets; or

              (e) Upon the sale, to an entity that is not an Affiliate, of the interest of the Employer or an Affiliate in a subsidiary in which the Participant is employed, if the Participant's distribution is made in the form of a lump sum, the Employer continues to maintain the Plan following such sale, and the Participant continues employment with such subsidiary.

         8.2 APPLICABLE DISTRIBUTION AND WITHDRAWAL PROVISIONS. Except as allowed pursuant to Subsection 8.1(d) or (e) above, a Participant who is an Employee may not receive any distributions from the Plan prior to his or her termination of employment or the termination of the Plan except (i) to the extent permitted under Article 9 as a withdrawal or (ii) as required under
Section 8.4 (relating to the latest time for distributions). Following a Participant's termination of employment, distribution of his or her benefit shall be made as provided below in this Article 8.

         8.3 TIME OF DISTRIBUTION TO PARTICIPANT.

              (a) Except as provided in Sections 8.4 and 8.5, and unless a Participant elects otherwise, the distribution of a Participant's benefit under
Section 8.6 shall occur not later than sixty (60) days after the close of the Plan Year in which occurs the later of (i) the Participant's attainment of his or her Normal Retirement Age, (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's termination of employment.


                                      30.

              (b) If the value of a Participant's entire vested benefit exceeds $3,500, no distribution to such Participant shall occur before the Participant has attained the later of Normal Retirement Age or age sixty-two (62), unless an earlier distribution is elected by the Participant in accordance with Subsection
(c) below. For this purpose, if the Participant's vested benefit at the time of any distribution exceeded $3,500, the value of his or her vested benefit at all times thereafter will be deemed to exceed $3,500. Effective for Plan Years beginning on and after January 1, 2001, $5,000 shall be substituted for $3,500 in this Subsection (b) and the provisions of Subsection 8.6(b) shall apply.

              (c) The Employer shall provide a Participant with the notices required by Section 402(f) of the Code and Treasury Regulation Section 1.411(a)-11(c) no less than thirty (30) days and no more than ninety (90) days before receipt of the distribution. A Participant may elect to receive his or her benefit at any reasonable time after termination of employment. Such an election must be made in writing not more than ninety (90) days and not less than thirty (30) days before the date requested by the Participant for the distribution to occur. Such distribution may be made less than thirty (30) days after the notice required under Treasury Regulation Section 1.411(a)-11(c) is given, provided that:

                   (1) The Employer clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                   (2) The Participant, after receiving the notice, affirmatively elects a distribution.

              (d) Effective January 1, 1997, a Participant who has attained age 70-1/2 may request a distribution at any time, regardless of whether the Participant continues to be employed by the Employer after the date the Participant attains age 70-1/2.

         8.4 LATEST TIME OF DISTRIBUTION. Notwithstanding any other provision of this Plan, the distribution of a Participant's benefit shall occur under this
Article 8 no later than the Participant's Required Beginning Date, whether or not the Participant's employment has terminated. Notwithstanding the foregoing sentence, the distribution of a Participant's benefit may be made pursuant to
Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, even if such distribution would otherwise fail to satisfy the requirements of this
Section 8.4 or any other provision of the Plan. If the Participant continues to participate in the Plan after his or her Required Beginning Date, distribution of any additional Plan benefit with respect to which distribution had not occurred as of the Required Beginning Date shall occur under Section 8.6 during each calendar year following a calendar year in which such an additional benefit is accrued.

         8.5 SMALL BENEFITS: IMMEDIATE PAYMENT.

              (a) Notwithstanding any other provision of this Article 8, if the value of a Participant's entire vested benefit is $3,500 or less, then the benefit shall be paid to such Participant (or, in the case of his or her death, to the Beneficiary) in a single lump sum in cash as soon as practical following the Participant's termination of employment (unless an earlier distribution is required by Section 8.4). For this purpose, if the Participant's vested benefit


                                      31.

at the time of any distribution exceeded $3,500, the value of his or her vested benefit at all times thereafter will be deemed to exceed $3,500. Effective for Plan Years beginning on and after January 1, 2001, $5,000 shall be substituted for $3,500 in this paragraph and the provisions of Subsection 8.6(b) shall apply.

              (b) For purposes of this Article 8, effective for Plan Years beginning on and after January 1, 2001, the $5,000 cash-out limit shall be determined as of the time of the distribution.

         8.6 FORM OF DISTRIBUTION TO PARTICIPANT. A Participant's benefit shall be distributed in whichever of the following forms he or she elects:

              (1) a lump sum in cash.

              (2) annual, semiannual, quarterly, or monthly cash installments payable over a specified period as elected by the Participant. During the installment period, the remaining Account balance shall be credited with a share of gains, losses, income and expenses of the Trust in accordance with Section 5.2, and the investment election procedures described in Article 6 shall remain available to such Participant. In addition, such Participant may direct the Employer to deposit his or her remaining Account balance in an interest bearing savings account or accounts, in one or more banks, trust companies or savings and loan associations. The amount of each installment shall be determined by dividing the remaining Account balance by the number of remaining installments. With the Employer's consent, the distribution of all or part of the remaining Account balance may be accelerated at the Participant's request.

              (3) any combination of (1) or (2), above.

         If a form of benefit has not been elected by the time for a Participant's distribution to occur under Sections 8.3 or 8.4, the Participant shall be deemed to have elected a lump sum in cash.

         8.7 DISTRIBUTION OF DEATH BENEFIT. If a Participant dies before receiving his or her entire benefit, such Participant's Beneficiary shall be entitled to receive such benefit (or the undistributed portion thereof) after filing the prescribed claim form with the Employer. Subject to the provisions of Sections 8.5 and 8.9, the Beneficiary's distribution shall be made as follows:

              (a) This Subsection 8.7(a) shall apply only in the event that a Participant elected to receive his or her benefit in installments under Section
8.6 and then dies after the installment payments have commenced but before such payments are completed. Subject to the requirements of Subsection 8.9(c), the remaining installments of such Participant's benefit ordinarily shall be paid to his or her Beneficiary in accordance with the predetermined distribution schedule originally established for him or her by the Employer. However, a Beneficiary may make a written request, subject to the Employer's consent, to accelerate the distribution of any or all unpaid installments to which such Beneficiary is entitled.

              (b) This Subsection 8.7(b) shall apply in the event that a Participant dies before his or her benefit is distributed and Subsection (a) above does not apply. The Participant's benefit shall be paid to his or her Beneficiary in the form of a single lump sum in cash and the distribution shall be made as soon as reasonably practical after the Participant's death. However, in no event shall the lump sum distribution be made later than five (5) years after the Participant's death.

                                      32.

         8.8 BENEFICIARY DESIGNATION; SPOUSAL CONSENT RIGHTS.

              (a) A Participant's Beneficiary shall be the person(s) so designated by such Participant. If the Participant has not made an effective designation of a Beneficiary or if the designated Beneficiary is not living when a distribution is to be made, then (i) the surviving spouse of the deceased Participant shall be the Beneficiary, if then living, or (ii) if none, the then living children of the deceased Participant shall be the Beneficiaries in equal shares, or (iii) if none, the then living parents of the deceased Participant shall be the Beneficiaries in equal shares, or (iv) if none, the then living brothers and/or sisters of the deceased Participant shall be the Beneficiaries in equal shares, or (v) if none, the estate of the Participant shall be the Beneficiary. The Participant may change his or her designation of a Beneficiary from time to time. Any designation of a Beneficiary (or an amendment or revocation thereof) shall be effective only if it is made in writing on the prescribed form and is received by the Employer prior to the Participant's death.

              (b) The designation by a married Participant of a primary Beneficiary other than his or her surviving spouse shall not be valid unless such designation (i) includes the written consent of the surviving spouse that acknowledges the effect of such designation and is witnessed by either a Plan representative or a notary public, and (ii) names a specific Beneficiary that may not be changed without further spousal consent (unless the consent or a prior consent expressly permits designations by the Participant without any requirement of further consent by the spouse). Such consent shall be effective only as to the spouse who signs the consent and, once given, may not be revoked by such spouse. Notwithstanding the foregoing, such spousal consent shall not be required if it is established to the satisfaction of a Plan representative that the required consent cannot be obtained because there is no spouse, because the Participant is legally separated from or has been abandoned by the spouse (and the Participant has a court order to that effect), because the spouse cannot be located, or because of other circumstances that are deemed acceptable under applicable Treasury Regulations. If a Participant's spouse is legally incompetent to give consent, the spouse's legal guardian may do so, even if such guardian is the Participant. A designation of Beneficiary made by a Participant and consented to by his or her spouse may be revoked by the Participant in writing without the consent of the spouse at any time prior to the time his or her benefit is distributed. Any new election must comply with the requirements of this Subsection 8.8(b).

              (c) The Employer may require such proof of death and such evidence of the right of any person to receive payment under Section 8.7 as the Employer may deem advisable. The Employer's determination of the right under this Section
8.8 of any person to receive payment shall be final and conclusive upon all persons.

         8.9 MINIMUM REQUIRED DISTRIBUTIONS; INCORPORATION OF REGULATIONS.

              (a) All distributions under the Plan shall comply with Section 401(a)(9) of the Code and the regulations promulgated thereunder, including Treasury Regulations Section 1.401(a)(9)-2, and the provisions of the Plan

                                      33.

reflecting Section 401(a)(9) of the Code (including Section 8.4 and this Section 8.9) shall override any other provisions of the Plan that are inconsistent therewith.

              (b) All distributions shall be payable in accordance with Treasury regulations over the life of the Participant (or the lives of the Participant and his or her designated Beneficiary) or over a period not extending beyond the life expectancy of the Participant (or the joint life and last survivor expectancy of the Participant and his or her designated Beneficiary). The present value of the payments to be made to the Participant during the Participant's life expectancy shall be no less than is required under the "incidental death benefit" rule of Section 401(a)(9)(G) of the Code and the regulations thereunder.

              (c) Notwithstanding anything in the Plan to the contrary, if a Participant dies before the distribution of his or her benefits has been made, the Participant's entire benefit shall be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the date of his or her death; provided that any portion of the benefit which is payable to a designated Beneficiary may be distributed (i) over the life of (or over a period not extending beyond the life expectancy of) such Beneficiary and (ii) beginning not later than one year after the date of the Participant's death or, if such Beneficiary is the Participant's surviving spouse, beginning not later than the date on which the Participant would have attained age 70-1/2. If the spouse dies before distributions begin, the spouse shall be treated as the Participant for purposes of these provisions.

              (d) Notwithstanding anything in the Plan to the contrary, if a Participant dies after distribution of his or her benefits has commenced, the remaining portion of the benefit will be distributed at least as rapidly as under the method of distribution in effect at the date of such Participant's death.

              (e) For purposes of Subsections (c) and (d) above, distribution of a Participant's benefits are treated as having commenced on the Participant's Required Beginning Date, even though payments may actually have been made before that date.

              (f) For purposes of this Section 8.9 and to the extent permitted by law, any amount paid to a Participant's child shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching the age of majority (or other designated event permitted by law).

         8.10 DIRECT ROLLOVER.

              (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 8.10, a distributee may elect, at the time and in the manner prescribed by the Employer and in accordance with the regulations promulgated under Section 402(c) of the Code, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

              (b) For purposes of this Section 8.10 and Section 8.11:


                                      34.

                   (1) "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code, or an annuity plan described in Section 403(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

                   (2) "Eligible rollover distribution" means any distribution, in a form permitted under Section 8.6 of the Plan, of all or any portion of the balance to the credit of the distributee, except that the following distributions shall not be eligible rollover distributions: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten
(10) years or more, (ii) any distribution required under Section 8.4, (iii) the portion of any distribution that is not includable in gross income and (iv) effective for Plan Years beginning on and after January 1, 1999, any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

                   (3) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                   (4) "Direct rollover" means a payment by the Plan to the eligible retirement plan specified by the distributee.

         8.11 WITHHOLDING ON DISTRIBUTIONS. Distributions under this Plan shall be subject to Federal income tax withholding to the extent prescribed by Section 3405 of the Code. In accordance with Section 3405(c) of the Code and the regulations thereunder, if a Participant elects to receive a distribution of any portion of an eligible rollover distribution rather than have such distribution transferred directly to an eligible retirement plan in accordance with Section 8.10, the Employer shall withhold or cause to be withheld from such distribution an amount equal to twenty percent (20%) of such distribution.

         8.12 DEFERRED DISTRIBUTION. The Accounts of Participants who have terminated employment and have not yet received the entire value of their vested Plan benefit may be charged with their proportionate shares of the administrative expenses of the relevant Investment Funds and with their shares of any per Participant fees charged by a third party administrator.

         8.13 DETERMINATION OF ACCOUNT BALANCE. Whenever a Participant or his or her Beneficiary is entitled to receive a distribution of the entire amount or a percentage of his or her Account balance, the amount of such Account balance shall be determined as of the Valuation Date immediately preceding the date of distribution, as adjusted for contributions and withdrawals made after such Valuation Date.


                                      35.

         8.14 REEMPLOYMENT OF PARTICIPANTS RECEIVING PAYMENTS. In the event that a Participant who is receiving installment payments under this Article 8, which are payable as a result of the Participant attaining Normal Retirement Age or the Participant's Disability, is reemployed by the Employer, such Participant shall continue to receive payments from his or her Account in accordance with the method of payment in effect prior to his or her reemployment unless such method is changed. Payments shall be drawn from his or her entire Account, including any contributions allocated to his or her Account after his or her reemployment.

         8.15 NO LIABILITY. Any payment to any Participant, or to his or her legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims for benefits hereunder against the fiduciaries of the Plan, including the Employer and the Trustee, any of whom may require such Participant, legal representative or Beneficiary, as a condition precedent to such payment, to execute a receipt therefor in such form as shall be determined by the fiduciary requesting such receipt. The Employer does not guarantee the Plan, the Participants, former Participants or their legal representatives or Beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of the Plan. All of the benefits payable hereunder shall be paid or provided for solely from the Trust, and the Employer does not assume any liability or responsibility therefor.

         8.16 USERRA COMPLIANCE. Notwithstanding any provision in this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in compliance with Section 414 of the Code.

         8.17 PLAN ADMINISTRATOR'S POWER TO AMEND FORM OF BENEFITS. Notwithstanding any other provision of this Plan to the contrary, effective as of September 6, 2000, the Plan Administrator reserves the right in accordance with Treasury Regulations promulgated pursuant to Subsection 411(d) of the Code to amend or restrict any form of benefit as permitted under the regulations and pursuant to the ninety (90) day advance notice requirements.



                                      36.

                                   ARTICLE 9

                           WITHDRAWALS WHILE EMPLOYED

         9.1 WITHDRAWALS FROM ROLLOVER ACCOUNT. A Participant who has made a Rollover Contribution and who is an Employee may make a withdrawal from his or her Rollover Account at any time. The amount that may be withdrawn under this
Section 9.1 shall not exceed the balance credited to the Participant's Rollover Account. Notwithstanding the foregoing provisions of this Section 9.1, to the extent required by applicable rules or regulations in order to maintain the qualification of the Plan or a plan from which assets are transferred to the Plan, the withdrawal of any portion of a Participant's Rollover Account that is attributable to a plan-to-plan transfer to the Plan from another qualified plan shall be subject to any additional limitation imposed on the amounts so transferred by the transferor plan immediately prior to such transfer.

         9.2 WITHDRAWALS FROM SALARY DEFERRAL ACCOUNT. A Participant who is an Employee may make a withdrawal from his or her Salary Deferral Account if:

                   (a) he or she has attained age fifty-nine and one-half (59 1/2); or

                   (b) subject to the restrictions of Section 9.6, he or she is eligible for a Hardship withdrawal.

         9.3 WITHDRAWALS FROM PROFIT SHARING CONTRIBUTIONS ACCOUNT. Except as provided in Article 8, no withdrawals from a Participant's Profit Sharing Contributions Account shall be allowed prior to the earlier of such Participant's termination of employment or the termination of the Plan.

         9.4 EMPLOYER CONSENT. The Employer, in its sole discretion, may withhold its consent to any withdrawal under this Article 9, and the Employer may consent only to the withdrawal of a part of the amount requested by the Participant. The Employer shall act upon requests for withdrawals in a uniform and nondiscriminatory manner, based on written, objective criteria and consistent with the requirements of Section 401(a), Section 401(k) and related provisions of the Code.

         9.5 SPOUSAL CONSENT. If a Participant is married at the time of any withdrawal under this Article 9, the Participant's spouse must consent, in writing, to such withdrawal. Such consent must be obtained not more than ninety
(90) days before the distribution of the withdrawal amount and must be given in a manner that satisfies the spousal consent requirements set forth in Subsection 8.8(b).

         9.6 HARDSHIP WITHDRAWAL RULES.

                   (a) A Hardship withdrawal must be made on account of an immediate and heavy financial need of the Participant arising solely from one or more of the following:

                   (1) Costs directly related to the construction or purchase (excluding mortgage payments) of the Participant's principal residence;

                                      37.

                   (2) Expenses for medical care described in Section 213(d) of the Code which (i) were previously incurred by the Participant or the Participant's spouse or dependent (as defined in Section 152 of the Code) or
(ii) are necessary for such persons to obtain such medical care;

                   (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant or his or her spouse, child or dependent (as defined in Section 152 of the Code);

                   (4) Payment of amounts necessary to prevent the eviction of the Participant from his or her principal residence or the foreclosure of the mortgage on the Participant's principal residence; or

                   (5) Any other financial need that has been identified as a deemed immediate and heavy financial need in a ruling of general applicability issued under the authority of the Commissioner of the Internal Revenue Service.

              (b) A Hardship withdrawal must be necessary to satisfy an immediate and heavy financial need of the Participant. In order to qualify for a Hardship withdrawal:

                   (1) The amount of the Hardship withdrawal must not exceed the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution of the Hardship withdrawal.

                   (2) The Participant must have obtained all distributions, other than Hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employer, unless obtaining such loan would increase the Participant's Hardship.

                   (3) Upon receipt of a Hardship withdrawal, the Participant shall be suspended from making Salary Deferral Contributions to the Plan or elective or employee contributions to any other plan maintained by the Employer or an Affiliate (including qualified and nonqualified plans, but excluding health or welfare benefit plans) for twelve (12) months following the receipt of the Hardship withdrawal.

                   (4) Upon receipt of a Hardship withdrawal, the Participant may not make Salary Deferral Contributions to the Plan or elective contributions to any other plan maintained by the Employer or an Affiliate for the Participant's taxable year immediately following the year of the Hardship withdrawal in excess of the applicable limit under Section 402(g) of the Code for such following year, less the amount of such Participant's Salary Deferral Contributions to the Plan and elective contributions to any other plan maintained by the Employer or an Affiliate for the year of the Hardship withdrawal.

              (c) The Employer's determination of an immediate and heavy financial need of the Participant, the amount required to satisfy such need and the Participant's lack of other resources reasonably available to meet such need shall be made in a uniform and nondiscriminatory manner with respect to all Participants.


                                      38.

              (d) Notwithstanding any other provision of this Article 9, a Participant shall not be permitted to make a Hardship withdrawal of any Qualified Nonelective Contributions or of any earnings on such contributions credited to his or her Account.

              (e) Hardship withdrawals from a Participant's Salary Deferral Account under this Article 9 shall be limited to an amount equal to the Participant's total Salary Deferral Contributions under the Plan, determined as of the date of the withdrawal, reduced by the amount of any previous Hardship withdrawals.

              (f) In order to qualify for a Hardship withdrawal, the Participant must submit a properly completed withdrawal request form in accordance with procedures established by the Employer.

         9.7 FREQUENCY AND SOURCE OF WITHDRAWALS. There shall be no limit on how often a Participant shall be permitted to make a withdrawal under this Article
9. Withdrawals shall be paid from the affected Account and subaccounts. If more than one Investment Fund is available to pay the withdrawal, the withdrawal shall be made from the Investment Fund(s) designated by the Participant, subject to such ordering restrictions as the Employer may adopt; PROVIDED, HOWEVER, that a Hardship withdrawal shall be made only after the maximum amount available without demonstrating a Hardship has been withdrawn.

         9.8 PAYMENT OF WITHDRAWALS. A Participant may request a withdrawal by filing the prescribed withdrawal request form with the Employer. A withdrawal shall be paid as soon as reasonably practical after the date on which the Employer receives the prescribed withdrawal form (subject to the Employer's consent). Withdrawals shall be paid only in a single lump sum payment in cash.

         9.9 VALUATION DATE. For purposes of this Article 9, the value of a Participant's Account, and the vested percentage of any subaccounts shall be determined as of the Valuation Date preceding the date of distribution of the withdrawal amount, as adjusted for contributions and distributions made after such Valuation Date and for outstanding loans.




                                      39.

                                   ARTICLE 10

                               LOANS FROM THE PLAN

         10.1 ELIGIBILITY FOR LOANS. Upon written approval of the Employer, a Participant who is an Employee may obtain a cash loan from the Plan as provided in this Article 10. Notwithstanding the foregoing, to the extent required under applicable Department of Labor regulations, a Participant who is not an Employee but otherwise is a "party in interest" (within the meaning of Section 3(14) of ERISA) also shall be eligible to receive a loan under the terms of this Article 10.

         10.2 AMOUNT OF LOANS.

              (a) The minimum amount of a Participant's loan shall be $1,000.

              (b) The maximum amount of a loan shall be the lesser of (i) fifty percent (50%) of the Participant's vested Account balance or (ii) the amount determined under Section 10.3.

              (c) For purposes of this Section 10.2, a Participant's vested Account balance shall be determined as of the Valuation Date preceding the date of the loan, as adjusted for any distributions or contributions made after such Valuation Date.

         10.3 AGGREGATE LOAN LIMITATION. No loan shall be granted under the Plan if it would cause the aggregate balance of all loans that a Participant thereafter has outstanding under this Plan or under any other qualified plan maintained by the Employer or any Affiliate to exceed the lesser of:

              (a) $50,000, less the amount by which such aggregate balance has been reduced through repayments during the period of twelve (12) months ending on the day before such loan is made; or

              (b) Fifty percent (50%) of the vested portion of all accounts of the Participant under this Plan or under any other qualified plan maintained by the Employer or any Affiliate.

         10.4 LOAN REQUIREMENTS. Loans to Participants shall be made on such terms and conditions as the Employer may determine in its sole discretion, provided that loans shall:

              (a) Be available to all Participants on a reasonably equivalent basis;

              (b) Other than by operation of the limitations contained in
Section 10.2, not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees;

              (c) Bear a reasonable rate of interest;

              (d) Provide for level amortization over its term with payments at quarterly or more frequent intervals, as determined by the Employer;


                                      40.

              (e) Provide for repayment in full on or before the earlier of (i) the date when the Participant ceases to be an Employee or (ii) the date five (5) years after the loan is made. Notwithstanding the foregoing, if the loan is used to acquire a dwelling unit that, within a reasonable period of time, is to be used as the principal residence of the Participant, the loan must be repaid by the date five (5) years after the loan is made, or, effective January 1, 2001, ten (10) years, as approved by the Committee, after the loan is made; and

              (f) Be adequately secured.

         10.5 SPOUSAL CONSENT. If a Participant is married at the time that a loan is made and if the Participant's Account (or a portion thereof) will be used as security for a loan, the Participant's spouse must consent, in writing, to such loan and the use of the Participant's Account as security. Such consent must be obtained not more than ninety (90) days before the granting of any security interest in the Participant's Account and must be given in a manner that satisfies requirements comparable to the spousal consent requirements set forth in Subsection 8.8(b).

         10.6 LOAN GUIDELINES. The terms and conditions of any loans made from the Plan shall be set forth in the "Loan Guidelines" that shall be adopted by the Employer as a part of the Plan, and which hereby are incorporated in this Plan by reference. Such Loan Guidelines may be amended from time to time by the Employer, and shall provide, among other things:

              (a) The identity of the person or positions authorized to administer the loan program established pursuant to this Article 10;

              (b) The procedure for applying for loans;

              (c) The basis on which loans will be approved or denied;

              (d) Limitations (if any) on the types and amount of loans that are available under the Plan;

              (e) The procedure for determining a reasonable rate of interest that will be charged on loans;

              (f) The types of collateral that may secure a Participant's loan; and

              (g) The events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

         10.7 SEGREGATED INVESTMENT. A loan to a Participant under this Article 10 shall be a segregated investment of the Account and applicable subaccount of such Participant made at the Participant's direction. Principal and interest payments on a Participant's loan shall be allocated to such Participant's Account. Any loss caused by nonpayment or other default on a Participant's loan obligations shall be borne solely by such Participant's Account, and neither the Employer, the Trustee, nor any employee of any of the foregoing, shall be liable for any such loss.


                                      41.

         10.8 USERRA COMPLIANCE. Loan repayments will be suspended under this Plan as permitted under Section 414(u) of the Code.





                                      42.

                                   ARTICLE 11

                            FUNDING POLICY AND METHOD

         11.1 CONTRIBUTIONS. The Employer shall make Profit Sharing Contributions and Qualified Nonelective Contributions to the Plan, as provided in Article 4. The Employer shall also make arrangements for the collection of Salary Deferral Contributions, and Rollover Contributions, as provided in
Article 4.

         11.2 EXPENSES OF THE PLAN. All costs and expenses of the Plan and taxes levied or assessed upon or with respect to the Trust shall be paid out of the Trust, to the extent such costs and expenses are not paid by the Employer. In addition, all Trustee's fees in any Plan Year and all out-of-pocket costs, including administration or recordkeeping fees, brokerage commissions and similar fees arising in connection with the administration or maintenance of a Participant's self-directed investment account under Subsection 6.1(a) may be charged against the Participant's Account balance, to the extent that such expenses are not paid by the Employer.

         11.3 INDEPENDENT ACCOUNTANT. The Employer shall engage an independent qualified public accountant to conduct such examination and to express such opinion as may be required by Section 103(a)(3) of ERISA, if any. The Employer may remove and discharge the person so engaged, but in such event the Employer shall engage a successor independent qualified public accountant to perform such examination and to express such opinion, if required.




                                      43.

                                   ARTICLE 12

               FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION

         12.1 PLAN SPONSOR AND PLAN ADMINISTRATOR. The Employer is the "plan sponsor" and the "plan administrator" of the Plan, as such terms are used in ERISA and the Code and the Plan Administrator as described herein.

         12.2 ADMINISTRATIVE RESPONSIBILITIES. The Employer shall be the named fiduciary that has the authority to control and manage the operation and administration of the Plan in the Employer's sole discretion subject to the terms of the Plan. The Employer shall make such rules, interpretations and computations and take such other actions to administer the Plan as the Employer may deem appropriate in its sole discretion. The rules, interpretations, computations and other actions of the Employer shall be binding and conclusive on all persons. In administering the Plan, the Employer shall act in a nondiscriminatory manner to the extent required by Section 401(a) and related provisions of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in Section 404(a)(1) of ERISA.

         12.3 MANAGEMENT OF PLAN ASSETS. The Employer shall be a named fiduciary with respect to control and management of the assets of the Plan, but only to the extent that it shall have the authority (i) to appoint one or more Trustees to hold the assets of the Plan and to enter into an agreement with each Trustee it appoints, (ii) to select Investment Funds in which Plan assets may be invested, (iii) to appoint one or more Investment Managers for any assets of the Plan and to enter into an investment management agreement with each Investment Manager it appoints, (iv) to direct the investment of any Plan assets not assigned to an Investment Manager or not invested in one or more Investment Funds at the direction of Participants in accordance with Article 6, (v) to remove any Trustee or Investment Manager it appointed and (vi) to direct the Trustee to enter into a custodial agreement with a bank or trust company pursuant to which such bank or trust company is to have custody of Plan assets as an agent of the Trust. Each Investment Manager so appointed shall acknowledge in writing that it is a fiduciary with respect to the Plan.

         12.4 TRUSTEE AND INVESTMENT MANAGERS. The Trustee shall have the exclusive authority and discretion to control and manage the Plan assets held by it, except to the extent that (i) the Employer directs how such assets shall be invested, (ii) the Trustee allocates the authority to manage such assets to one or more Investment Managers, (iii) the Plan prescribes how such assets shall be invested or (iv) Participants are permitted to direct the investment of their Accounts pursuant to Article 6. Each Investment Manager appointed under Section
12.3 shall have the exclusive authority to manage, including the power to acquire and dispose of, the Plan assets assigned to it by the Trustee except to the extent that the Plan prescribes how such assets shall be invested (including at the direction of Participants in accordance with Article 6). The Trustee and any Investment Manager shall be solely responsible for diversifying the investments, in accordance with Section 404(a)(1)(C) of ERISA, of the Plan assets assigned to them by the Employer, except to the extent that the Employer directs or the Plan prescribes how such assets shall be invested (including at the direction of Participants in accordance with Article 6).


                                      44.

         12.5 SELECTION OF SERVICE PROVIDERS AND DELEGATION OF FIDUCIARY RESPONSIBILITIES. The Employer may engage such attorneys, actuaries, accountants, consultants or other persons to render advice or to perform services with regard to any of its responsibilities under the Plan as it shall determine to be necessary or appropriate. The Employer may designate by written instrument (signed by both parties) one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, fiduciary responsibilities of the Employer. The Employer shall not allocate or delegate to any other person any of its duties and responsibilities under the Plan. The duties and responsibilities of the Employer under the Plan shall be carried out by the directors, officers and employees of the Employer (or a Committee thereof appointed in accordance with Section 12.7), acting on behalf and in the name of the Employer in their capacities as directors, officers and employees and not as individual fiduciaries. Except as provided in Section 13.3 (regarding the appointment of a Review Panel), the Employer is specifically prohibited from designating any director, officer or employee of the Employer as a fiduciary and from allocating or delegating to any such person any of its fiduciary responsibilities.

         12.6 SERVICE IN SEVERAL FIDUCIARY CAPACITIES. Nothing herein shall prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan (including service both as the Plan Administrator and as a Trustee).

         12.7 APPOINTMENT OF THE COMMITTEE. The Employer may appoint a Committee to act on its behalf in carrying out the Employer's fiduciary duties under the Plan. If the Employer appoints a Committee, as provided in this Section 12.7, the following rules shall apply:

              (a) The Committee shall be known as the 401(k) Plan Committee.

              (b) The Committee shall consist of one (1) or more persons appointed from time to time by the Employer who may be Employees and who shall serve at the pleasure of the Employer without compensation, unless otherwise determined by the Employer. The Employer shall certify to the Trustee the members of the Committee.

              (c) The Committee shall act by agreement of a majority of its members, either by vote at a meeting or in writing without a meeting. By such action, it may authorize one or more members to execute documents on its behalf, perform other fiduciary and ministerial duties and direct the Trustee in the performance of its duties hereunder on behalf of the Committee. The Trustee, upon written notification of such authorization, shall accept and rely upon such documents until notified in writing that the authorization has been revoked by the Committee. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee unless notified in writing. A member of the Committee, who is also a Participant hereunder, shall not vote or act upon any matter relating solely to himself or herself. In the event of a deadlock or other situation which prevents agreement of a majority of the Committee members, the matter shall be decided by the Employer.

              (d) The Committee shall keep such written records as it shall deem necessary or proper, which records shall be open to inspection by the Employer. The Committee shall obtain from the Trustee regular reports with respect to the current value of the assets held in the Trust, in such form as is acceptable to the Committee. The Committee shall keep on file a copy of this Plan and the

                                      45.

Trust Agreement, including any subsequent amendments, all annual and interim reports of the Trustee and the latest annual report, summary of the annual report, and summary plan description required under Title I of ERISA for examination by Participants during business hours.

         12.8 INDEMNIFICATION. Unless otherwise addressed in a written contract entered into between the Employer and a fiduciary of the Plan, the Employer agrees to indemnify and reimburse, to the fullest extent permitted by law, members of the Committee, directors, officers and employees acting for the Employer, all such former members, directors, officers and employees, and any other person to which any fiduciary responsibility with respect to the Plan is allocated or delegated, for any and all expenses, liabilities or losses, including attorneys' fees, arising out of any act or omission relating to the rendition of services for or the management and administration of the Plan, other than such expenses, liabilities and costs as may result from the bad faith, criminal acts or willful misconduct of such persons or to the extent such indemnification is specifically prohibited by ERISA.





                                      46.

                                   ARTICLE 13

                                CLAIMS PROCEDURES

         13.1 APPLICATION FOR BENEFITS. Applications for benefits and inquiries concerning the Plan (or concerning present or future rights to benefits under the Plan) shall be submitted to the Employer in writing. An application for benefits shall be submitted on the prescribed form and shall be signed by the Participant or, in the case of a benefit payable after his or her death, by his or her Beneficiary.

         13.2 DENIAL OF APPLICATION. In the event that an application for benefits is denied in whole or in part, the Employer shall notify the applicant in writing of the denial and of the right to a review of the denial. The written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the provisions of the Plan on which the denial is based, a description of any information or material necessary for the applicant to perfect the application, an explanation of why the material is necessary, and an explanation of the review procedure under the Plan. The written notice shall be given to the applicant within a reasonable period of time (not more than ninety (90) days) after the Employer received the application, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the notice be given more than one hundred eighty
(180) days after the Employer received the application.

         13.3 REVIEW PANEL. The Employer may from time to time appoint a Review Panel that may consist of two (2) or more individuals who may, but need not, be Employees. If no such Review Panel is named, the Employer shall be deemed to be the Review Panel for purposes of this Article 13. The Review Panel shall be the named fiduciary that has the authority to act with respect to any appeal from a denial of benefits or a determination of benefit rights.

         13.4 REQUEST FOR REVIEW. An applicant whose application for benefits was denied in whole or in part, or the applicant's duly authorized representative, may appeal from the denial by submitting to the Review Panel a request for a review of the application within sixty (60) days after receiving written notice of the denial from the Employer. The Employer shall provide the applicant or his or her representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for a review. The request for a review shall be in writing and addressed to the Review Panel. The request for a review shall set forth all of the grounds on which it is based, all facts in support of the request, and any other matters that the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

         13.5 DECISION ON REVIEW. The Review Panel shall act on each request for a review within sixty (60) days after receipt, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the decision on review be rendered more than one hundred twenty (120) days after the Review Panel received the request for a review. The Review Panel shall give prompt written notice of its decision to the applicant and to the Employer. In the event that the Review Panel confirms the denial of the application for benefits in whole or in part, the notice shall set


                                      47.

forth, in a manner calculated to be understood by the applicant, the specific reasons for the decision and specific references to the provisions of the Plan on which the decision is based.

         13.6 RULES AND INTERPRETATIONS. The Review Panel shall adopt such rules, procedures and interpretations of the Plan as it deems necessary or appropriate in carrying out its responsibilities under this Article 13.

         13.7 EXHAUSTION OF REMEDIES. No legal action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with Section 13.1, (ii) has been notified by the Employer that the application is denied, (iii) has filed a written request for a review of the application in accordance with Section 13.4 and (iv) has been notified in writing that the Review Panel has affirmed the denial of the application; PROVIDED, HOWEVER, that legal action may be brought after the Employer or the Review Panel has failed to take any action on the claim within the time prescribed by Sections 13.2 and 13.5, respectively.




                                      48.

                                   ARTICLE 14

                     AMENDMENT OR DISCONTINUANCE OF THE PLAN

         14.1 AMENDMENTS. The Employer reserves the right to amend (retroactively or prospectively) any or all of the provisions of the Plan at any time in any manner that it may deem advisable; PROVIDED, HOWEVER, that no such amendment shall make it possible for any of the corpus or income of the Trust to be used for, or diverted to, purposes other than the exclusive benefit of Participants and their Beneficiaries under the Plan, nor shall any such amendment make it possible to deprive any Participant of a previously accrued benefit, except to the extent permitted by Section 412(c)(8) of the Code. Any such amendment to the Plan may be adopted by one or more officers of the Employer acting on behalf of the Employer; PROVIDED, HOWEVER, that any amendment to the Plan which would increase the contributions (other than Salary Deferral Contributions) that the Employer would be obligated to make to the Plan must be approved by the Board.

         14.2 MERGER, CONSOLIDATION OR TRANSFER. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, the benefit that each Participant would be entitled to receive if the Plan were to terminate immediately after the merger, consolidation or transfer shall not be less than the benefit that he or she would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer. In the event a Participant's benefits are transferred to another qualified plan maintained by the Employer or any Affiliate of the Employer, if such transfer would result in the elimination or reduction of any benefits protected under
Section 411(d)(6) of the Code, such transfer of benefits shall be conditioned upon a voluntary, fully informed election by the Participant to transfer such Participant's benefits to such other qualified plan in accordance with regulations under Section 411(d)(6) of the Code.

         14.3 RIGHT TO TERMINATE PLAN. The Employer has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely and that the Employer will be able to make its contributions indefinitely, but the Employer shall be under no obligation to continue making contributions or to maintain the Plan for any given length of time and may, in its sole and absolute discretion, discontinue its contributions or terminate the Plan, at any time without any liability whatsoever.

         14.4 EMPLOYER'S RIGHTS AND OBLIGATIONS UPON PLAN TERMINATION. Any other provision of the Plan to the contrary notwithstanding, upon any termination of the Plan, the Employer shall have no obligation or liability whatsoever to make any further payments to the Trustee for benefits under the Plan. Neither the Trustee nor any Participant, Employee or Beneficiary shall have any right to compel the Employer to make any payment after the termination of the Plan.

         14.5 PARTICIPANTS' RIGHTS UPON PLAN TERMINATION. If the Plan is terminated or partially terminated, or if contributions are completely discontinued, then each Participant who then is an Employee and who is directly affected by such event shall have a one hundred percent (100%) vested interest in his or her Account (including all subaccounts), without regard to his or her Years of Service.




                                      49.

         14.6 POST TERMINATION. The Employer may elect to continue the Trust beyond the termination of the Plan. In this event, the distribution of the assets of the Trust shall be made at the time of the termination of the Trust.





                                      50.

                                   ARTICLE 15

                              TOP-HEAVY PROVISIONS

         15.1 TOP-HEAVY PLAN DEFINED. Notwithstanding any other provision of this Plan to the contrary, this Article 15 shall apply if the Plan is a "Top-Heavy Plan" as defined herein. The Plan shall be a Top-Heavy Plan in a Plan Year if, as of the "Determination Date" (as defined in Section 15.2), the aggregate Account balances of "Key Employees" (as defined in Section 15.2) under the Plan exceeds sixty percent (60%) of the aggregate Account balances under the Plan of all Employees, but excluding the Account balances of former Key Employees.

         For purposes of this Article 15, an Employee's Account balance is the sum of (i) his or her Account balance as of the most recent Valuation Date within the twelve (12) month period ending on the Determination Date, (ii) any contributions allocated to his or her Account after the Valuation Date and on or before the Determination Date, and (iii) the aggregate distributions (including distributions made on account of death and distributions from any terminated qualified retirement plan previously maintained by the Employer that would be included in the "Required Aggregation Group" (as defined in Section 15.2) if not terminated) made with respect to such Employee during the five (5)-year period ending on the Determination Date and not reflected in the value of his or her Account as of the most recent Valuation Date.

         In determining whether this Plan is a Top-Heavy Plan, all employers that are aggregated under Section 414(b), (c), (m) or (o) of the Code shall be treated as a single employer. In addition, all plans that are part of the Required Aggregation Group shall be treated as a single plan.

         Notwithstanding the foregoing provisions of this Section 15.1, the following shall not be taken into consideration when determining an Employee's Account balance, except to the extent provided by regulations:

              (a) Any Rollover Contribution (or similar transfer) initiated by the Employee to this Plan (see Section 416(g)(4)(A) of the Code);

              (b) The Account balance of any individual who has not performed services for the Employer at any time during the five (5)-year period ending on the Determination Date (see Section 416(g)(4)(E) of the Code).

         15.2 OTHER DEFINITIONS. For purposes of this Article 15, the following terms shall have the following meanings:

              (a) "Compensation," as used in this Article 15, shall have the same meaning given that term in Section 2.10.

              (b) "Determination Date" means the last day of the preceding Plan Year.

              (c) "Employee" means (i) a current Employee or (ii) a former Employee who was credited with an Hour of Service during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years.



                                      51.

              (d) "Key Employee" means an Employee, a former Employee, or the Beneficiary under the Plan of a former Employee who, in the Plan Year containing the Determination Date, or any of the four (4) preceding Plan Years, is:

                   (1) An officer of the Employer having an annual Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year. Not more than fifty (50) Employees or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees shall be considered as officers for purposes of this paragraph.

                   (2) One of the ten (10) Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in the Employer, which is more than one-half percent (0.5%) ownership interest in value, and whose Compensation exceeds the maximum dollar limitation under
Section 415(c)(1)(A) of the Code as in effect for the calendar year in which the Determination Date falls.

                   (3) A five percent (5%) owner of the Employer.

                   (4) A one percent (1%) owner of the Employer having an annual Compensation from the Employer of more than $150,000.

         Whether an Employee is a five percent (5%) owner or a one percent (1%) owner shall be determined in accordance with Section 416(i)(1)(B) of the Code.

              (e) "Non-Key Employee" means any Employee who is not a Key Employee or any Beneficiary under the Plan of a former Employee who was not a Key Employee.

              (f) "Required Aggregation Group" means:

                   (1) Each stock bonus, pension or profit sharing plan of the Employer in which a Key Employee participates and which is intended to qualify under Section 401(a) of the Code; and

                   (2) Each other such stock bonus, pension or profit sharing plan of an Employer which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

         15.3 TOP-HEAVY ACCRUAL RULES. If the Plan is a Top-Heavy Plan in a Plan Year, the following rules shall apply:

              (a) The aggregate Profit Sharing Contributions, Nonelective Contributions, and Forfeitures allocated to each "Eligible Non-Key Employee" (as defined below) shall not be less than the lesser of the following percentages of the Eligible Non-Key Employee's Compensation for the Plan Year:

                   (1) Three percent (3%) or, if the Employer has a defined benefit plan which designates this Plan to satisfy the requirements for a minimum contribution or benefit under Section 416 of the Code, five percent (5%); or


                                      52.

                   (2) The highest percentage of Compensation provided in the form of all contributions under the Plan (including Salary Deferral Contributions) on behalf of any Key Employee for the Plan Year, including if that percentage is zero, zero percent (0%).

         For purposes of this Section 15.3, "Eligible Non-Key Employee" shall mean a Non-Key Employee who is an Eligible Employee and who has not separated from service at the end of the Plan Year, regardless of (i) whether he or she has completed a Year of Service during the Plan Year, (ii) his or her level of Compensation, or (iii) whether he or she has declined to make any Salary Deferral Contributions.

              (b) A Participant's vested interest in his or her Profit Sharing Contributions Account shall be the percentage determined under the vesting schedule contained in Subsection 7.2(a) or the percentage determined under the vesting schedule set forth below, whichever is greater:

                       YEARS OF SERVICE                VESTED PERCENTAGE
                      Less than 2                                  0%
                      2 but less than 3                           20%
                      3 but less than 4                           40%
                      4 but less than 5                           60%
                      5 but less than 6                           80%
                      6 or more                                  100%

         However, for any Plan Year which (i) occurs subsequent to a Plan Year in which this Plan was determined to be Top-Heavy and (ii) in which the Plan is not determined to be Top-Heavy, the vesting schedule contained in Subsection 7.2(a) shall again be effective except that the vested percentage of any Participant shall not be reduced thereby and any Participant with three (3) or more Years of Service shall have the right to select the vesting schedule under which his or her vested Account balance will be determined.

         15.4 IMPACT ON CONTRIBUTION LIMITATIONS. For any Plan Year during which the Plan is a Top-Heavy Plan, the number "1.0" shall be substituted for the number "1.25" wherever it appears in Section 415(e)(2)(B) and (3)(B) of the Code and Sections 2.13 and 2.14 of this Plan. This subsection shall cease to be effective as of January 1, 2000.




                                      53.

                                   ARTICLE 16

                                      TRUST

         16.1 POWERS OF TRUSTEE.

              (a) With respect to any and all money or other property received by the Trustee from the Employer, the Trustee is authorized, subject to (if applicable) the directions of the Employer or the Participant as set forth in
Section 12.4, to act as an absolute owner of the Trust and, not in limitation of, but in amplification of, the foregoing:

                   (1) To invest and reinvest the assets of the Trust, without distinction between principal and income in bonds, notes, mortgages, commercial paper, preferred stock, common stock or other securities, rights, obligations or property real or personal, including shares and certificates of participation issued by investment companies or investment trusts or shares or certificates of participation in commingled funds (to the extent permitted under Subsection 16.1(c)) and to buy, sell or write options on securities held by the Trust.

                   (2) To retain and manage any property at any time received by it, including any real, personal and mixed property and any tangible or intangible property of any kind and wherever located, whether or not such property is unproductive of income;

                   (3) To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, or otherwise to dispose of any securities or other property at any time held;

                   (4) To exchange, mortgage, or lease any such property and to convey, transfer, or dispose of any such property on such terms and conditions as the Trustee deems appropriate;

                   (5) To hold cash uninvested for any reasonable period of time without liability for interest, pending investment thereof or the payment of expenses or benefits therewith;

                   (6) To collect and receive any and all money and other property of whatever kind or nature due or owing or belonging to the Trust and to give full discharge thereto; and to extend the time of payment of any obligation at any time owing to the Trust, as long as such extension is for a reasonable period and continues at reasonable interest;

                   (7) To pay, contest, or settle any claim by or against the Trust by compromise, arbitration or otherwise; and to release, in whole or in part, any claim belonging to the Trust to the extent that the claim is uncollectible;

                   (8) To prosecute or defend actions, claims or proceedings for the protection of Trust assets and of the Trustee in the performance of its duties;



                                      54.

                   (9) To register Trust property in the Trustee's own name, in the name of a nominee or in bearer form, provided the Trustee's records and accounts show that such property belongs to the Trust;

                   (10) To deposit Trust assets in any commercial, savings or savings and loan accounts, common funds, mutual funds or certificates of deposits with any bank or similar financial institution, including the Trustee, if a bank, or any of its affiliates, and to keep such portion of the Trust assets in cash or cash balances as the Employer may, from time to time, deem to be in the best interests of the Trust, without liability for interest thereon;

                   (11) To enter into an agreement to invest in a separate investment fund of an insurance company;

                   (12) To make a loan to a Participant upon the direction of the Employer, provided that such loan is adequately secured, provides the Plan with a return commensurate with the interest rates charged by banks or other commercial lenders for loans which would be made under similar circumstances, does not constitute a prohibited transaction under the applicable sections of the Code and ERISA, and complies with all other requirements for loans established under applicable federal or state law, the terms of the Plan, and the procedures of the Employer with respect to the Plan;

                   (13) To employ in the management of the Trust, accountants, attorneys, actuaries and any other persons, firms, or corporations as the Trustee may designate, and to pay from the Trust the reasonable expenses and compensation of such parties;

                   (14) To consult with legal counsel (who may or may not also be counsel to the Employer) concerning any question that may arise with reference to its duties under this Agreement;

                   (15) To have all the rights, powers, privileges and responsibilities of an owner of securities, including (without limiting the foregoing) the power to vote or refrain from voting, to give general or limited proxies, to pay calls, assessments, and other sums; to assent to or oppose corporate sales or other acts; to participate in or oppose any voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations and, in connection therewith, to give warranties and indemnifications and to deposit securities with and transfer title to any protective or other committee; to exchange, exercise or sell stock subscription or conversion rights; and, subject to any limitations herein relative to investments by the Trustee, to accept and retain as an investment hereunder any securities received through the exercise of any of the foregoing powers;

                   (16) To lend, through a collective investment fund, any securities held in such collective investment fund to brokers, dealers or other borrowers and to permit the loaned securities to be transferred into the name and custody of and be voted by the borrower or others;

                   (17) To continue to exercise any powers and discretion herein granted for a reasonable time after the termination of the Trust; and



                                      55.

                   (18) To do all other acts the Trustee may deem necessary or proper to carry out any of the foregoing powers, or otherwise for the protection of the Trust and to carry out the purposes of the Trust.

              (b) Notwithstanding the foregoing provisions of Subsection (a):

                   (1) The Trustee shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States;

                   (2) No assets of the Trust shall be invested in a "collectible" (within the meaning of Section 408(m)(2) of the Code);

                   (3) The Trustee shall not invest in any real property (and related personal property owned by or leased to the Employer; and

                   (4) The Trustee shall not invest in any security issued by the Employer.

              (c) Notwithstanding any other provision of this Plan, assets of the Trust may be invested in any collective investment fund or funds, including common and group trust funds that consist exclusively of assets of exempt pension and profit sharing trusts and individual retirement arrangements qualified and tax exempt under Sections 401(a) and 501(a) of the Code, including any such fund or funds presently in existence or hereafter established, and that are maintained by a bank or trust company supervised by a state or federal agency, notwithstanding the fact that the bank or trust company is the Trustee, an affiliate of the Trustee or otherwise a party in interest as to the Plan. The assets so invested shall be subject to all the provisions of the instruments establishing such funds as they may be amended from time to time. Such instruments of group trusts as they may be amended from time to time are adopted as part of the Plan and are hereby incorporated as if fully set forth herein. The combining of money and other assets of the Trust with money and other assets of other qualified trusts in such fund or funds is specifically authorized.

         16.2 RESPONSIBILITIES OF THE TRUSTEE.

              (a) The Trustee shall:

                   (1) Discharge its duties solely in the interest of and for the exclusive purpose of providing benefits to the Participants and their Beneficiaries;

                   (2) Carry out the directions of the Participants or of the Employer; and

                   (3) Act with the care, skill, prudence and diligence under the prevailing circumstances that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims under conditions prevailing at the time.

              (b) Upon the receipt of any investment instructions from any Participant or from the Employer, the Trustee shall make such investment promptly, and shall retain it until further instructed by such Participant or by


                                      56.

the Employer regarding such investment. Notwithstanding the foregoing, the Trustee may dispose of any investment made pursuant to the instructions of the Employer if otherwise instructed by a Participant with respect to such Participant's Account pursuant to such Participant's directions in accordance with the provisions of Subsection 6.1(a). Upon instruction by a Participant pursuant to Subsection 6.1(a), or otherwise by the Employer, to sell, convey, exchange, transfer, pledge, mortgage or otherwise dispose of or encumber any real or personal property held by the Trustee, the Trustee shall comply promptly with such instructions. To the extent permitted by law, the Trustee shall not be liable for the making of any investment at the direction of a Participant or the Employer, for the retention of any such investment in the absence of directions from a Participant or the Employer to dispose of the same, or for the disposal or encumbrance of any investment at the direction of a Participant or the Employer.

              (c) The Trustee shall from time to time, on the written directions of the Employer, make payments out of the Trust to such persons, in such manner, in such amounts, and for such purposes as may be specified by the Employer. The Trustee shall not be responsible in any way for the purpose or application of such payments, for inquiring as to whether or not such payments are in accordance with the terms of the Plan, or for the adequacy of the Trust to meet and discharge any and all liabilities under the Plan. The Trustee shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan and shall be entitled to withhold making payments until the identity and mailing address of any person entitled to benefits are certified by the Employer. In the event that any dispute arises as to the identity or rights of persons entitled to benefits hereunder, the Trustee may withhold payment of benefits until such dispute has been determined by a court of competent jurisdiction or has been settled by written stipulation of the parties concerned.

         16.3 INDEMNIFICATION OF TRUSTEE.

              (a) To the maximum extent permitted by ERISA and other applicable law, the Employer shall defend, indemnify and hold the Trustee harmless against any and all liabilities, claims, demands and costs, including reasonable attorneys' fees and expenses of legal proceedings, for its acts and conduct in the management and administration of the Trust and for any losses incurred in the administration of the Plan or as a result of the investment of the Trust, except to the extent that such liabilities, claims, demands, costs or losses are caused by the willful misconduct, bad faith or criminal act of the Trustee. Notwithstanding the foregoing provisions of this Section 16.3, nothing contained herein shall relieve the Trustee from responsibility or liability for any responsibility, obligation or duty it may have under ERISA. The Trustee shall be entitled to indemnity under this Section 16.3 only from the Employer and shall not be entitled to payment directly or indirectly from the Trust.

              (b) Each of the persons authorized to give investment directions under the Plan and Trust shall be solely responsible for its own acts or omissions. Except to the extent imposed by ERISA, the Trustee shall have no duty to question whether any other fiduciary is fulfilling all of the responsibilities imposed upon such other fiduciary by ERISA or by any regulations or rulings issued thereunder. The Trustee shall have no liability for a breach of fiduciary responsibility of another fiduciary with respect to the Plan and Trust unless he or she participates knowingly in such breach,


                                      57.

knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his or her negligence in performing his or her own specific fiduciary responsibilities which give rise to his or her status as a fiduciary, he or she has enabled such other fiduciary to commit a breach of the latter's fiduciary responsibilities. When used in this Section 16.3, the term "fiduciary" shall have the same meaning as in Section 3(21) of ERISA.

              (c) In any matter in which the Employer is permitted or required to direct or approve the exercise by the Trustee of any power or authority hereunder, the Trustee shall be fully protected in accordance with Subsection 16.3(a) in relying on such direction or approval or in refusing to take action in the absence of receipt of such direction or approval, notwithstanding any loss to or diminution of the Trust which may thereby result.

              (d) The Trustee shall be fully protected in accordance with Subsection 16.3(a) in acting upon any instruction or document believed by it to be genuine and to be presented or signed by the person or persons duly authorized so to do, and the Trustee shall be under no duty to make any investigation or inquiry as to the correctness of such instruction or document.

              (e) The Trustee may consult with legal counsel of its choice (who may or may not be counsel for the Employer) upon any question of matter arising hereunder and shall be fully protected in accordance with Subsection 16.3(a) in acting in good faith upon advice of such counsel, notwithstanding any power otherwise invested in the Employer to construe this Plan or adjudicate questions arising hereunder.

         16.4 COLLECTION, COMPUTATION OR ADEQUACY OF CONTRIBUTIONS. The Employer shall make all contributions to the Trustee, as may be required by the Plan. Such contributions may be in cash or other property valued at fair market value and acceptable to the Trustee. All contributions shall be paid to the Trustee for investment and reinvestment pursuant to the terms hereof. The Trustee shall have no duty to determine or inquire whether any contributions to the Trust are in compliance with the Plan, or to compute any amount to be paid to the Trustee; nor shall the Trustee be responsible for the collection or adequacy of any contributions to the Trust or for the adequacy of the Trust to meet and discharge liabilities under the Plan.

         16.5 DIRECTIONS TO TRUSTEE. All notices, directions, and other communications by any person, pursuant to this Article 16 (herein referred to as "Directions") shall be given or made in writing and shall be deemed effective upon receipt by the addressee; PROVIDED, HOWEVER, that the transmission of such Directions by photostatic teletransmission with duplicate or facsimile signatures shall be authorized until the recipient gives notice that the use of such device is no longer authorized; and, provided further, that transmission of such Directions by telephone or electronic mail also shall be an authorized method of communication until the recipient gives notice to the contrary. Any Direction transmitted by telephone shall be promptly confirmed in writing. The recipient shall be entitled to act upon and settle any investment transaction relying on Directions transmitted by telephone or electronic mail as recorded and transcribed in the normal course. If the recipient fails to receive written confirmation of Direction transmitted by telephone within five (5) business days following the date of receipt of such Direction, or if written confirmation received conflicts with the oral Direction received by telephone, the recipient shall promptly notify the person giving the Direction orally of such fact and


                                      58.

request (i) delivery of such written confirmation forthwith if it has not been received, or (ii) an additional Direction if there is a conflict between the oral Direction and the written confirmation.

         16.6 ACCOUNTING AND VALUATION.

              (a) The Trustee shall keep or cause to be kept accurate and detailed accounts of all investments, receipts and disbursements, and other transactions of the Trust. This shall include a statement of the current market value of all assets in the Trust as of the end of each Plan Year and a statement as to the net earnings or losses of the Trust for such period. Such net earnings or losses shall be deemed to mean gross earnings less all taxes and expenses and shall include any increases or decreases in the market value of investments during such period. All such accounts, books and records relating to the Trust shall be open to inspection at reasonable times by the Employer or by the Employer's agent. A Participant may inspect the records as they relate to his or her participation.

              (b) Within ninety (90) days following the end of the Plan Year, the Trustee shall file with the Employer a written accounting of its proceedings for the Plan Year containing the information set forth in Subsection (a), signed by the Trustee. Upon agreeing to pay the necessary expenses of the accounting, the Employer may demand an accounting from the Trustee at any time. The Employer shall have sixty (60) days after receipt of the accounting to raise any objections thereto. Where no objections are raised, the accounting shall become final and binding. Final and binding shall mean that the account is deemed to be finally settled and conclusive upon the Trustee, the Employer and all persons having or claiming to have any interest in the Trust or the Plan to the extent permitted by law. The Trustee shall be fully discharged and released to the same extent as if the account had been settled and allowed by a judgment of a court of competent jurisdiction, in an action or proceeding in which the Trustee, the Employer and all persons having or claiming to have any interest in the Trust or the Plan were parties.

              (c) Notwithstanding the foregoing, the Trustee and the Employer shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of a dispute regarding the Trustee's accounting. After adjudication of the issues involved, the findings entered herein shall be conclusive upon all persons having or claiming to have any interest in the Trust or the Plan.

         16.7 COMPENSATION. The Trustee shall not receive any compensation for its services hereunder; provided that if any Trustee is a person other than an individual who already is receiving full-time pay from the Employer, the Trustee shall be paid such reasonable compensation, if any, as may be agreed upon in writing by the Employer and the Trustee from time to time. The Trustee, whether or not an individual who already is receiving full-time pay from the Employer, shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee may deduct from and charge against the Trust such compensation and all such expenses unless paid by the Employer to the Trustee within sixty (60) days after an appropriate billing is mailed by the Trustee to the Employer. The Employer may pay all or part of the Trustee's compensation and expenses, but is not required to make such payment.



                                      59.

         16.8 RESIGNATION AND REMOVAL OF TRUSTEE.

              (a) The Trustee may resign as Trustee hereunder by mailing to the Employer its written resignation, which shall not take effect before the 30th day following the receipt thereof by the Employer unless a shorter period is agreed upon, in writing, by the Employer or unless a successor has accepted appointment as successor trustee prior to the expiration of such 30-day period; PROVIDED, HOWEVER, that upon receipt of instructions or directions from the Employer with which the Trustee is unable to comply, the Trustee may resign upon written notice to the Employer given within a reasonable time after receipt of such instructions or directions. After receipt of such instructions or directions and, notwithstanding any other provisions hereof, after its resignation, the Trustee shall have no liability to the Employer or any person interested herein for subsequent failure to comply with such instructions or directions.

              (b) The Employer may remove the Trustee as Trustee hereunder at any time by mailing to the Trustee written notice of such action. Such removal shall not take effect before the 30th day following receipt thereof by the Trustee unless a shorter period shall be agreed upon, in writing, by the Trustee.

              (c) Within ninety (90) days after such removal or resignation of the Trustee, the Trustee shall file with the Employer a written accounting, to the date of such removal or resignation, in form similar to and containing information similar to that required to be set forth in the annual accounting provided for in Subsection 16.6(b).

              (d) In the event of the resignation or removal of the Trustee, a successor trustee shall be appointed by the Employer. Upon said appointment, and upon the written acceptance of the successor trustee, the Trustee shall assign, transfer and pay over the Trust to the successor trustee; provided that the Trustee is authorized to reserve such sum of money, and for that purpose to liquidate such property as may be necessary to produce such sum, as it reasonably believes to be advisable for payment of all proper charges against the Trust, including expenses in connection with such resignation or removal, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. Should no successor trustee named by the Employer accept such appointment by the effective date specified for the resignation or removal of the Trustee or, if later, within thirty (30) days after delivery of notice of resignation or removal, the Trustee may, at the expense of the Trust, apply to a court of competent jurisdiction for the appointment of a successor trustee.

              (e) Upon the filing of the written accounting as set forth in Subsection 16.8(c) the assignment, transfer, and payment of the Trust to the successor trustee, the Trustee shall be released and discharged from all liability with respect to the Trust arising thereafter.

              (f) Unless and until a separate agreement is entered into between the Employer and a successor trustee, all the provisions of this Plan and Trust shall apply to any successor trustee appointed as provided above with the same force and effect as if such successor originally had been named as the Trustee hereunder.



                                      60.
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                                   ARTICLE 17

                               GENERAL PROVISIONS

         17.1 NO IMPLIED EMPLOYMENT CONTRACT. The adoption and maintenance of the Plan shall not be deemed to be a contract of employment between the Employer and any Employee. Accordingly, the Plan shall not be deemed (i) to give any Employee or other person any right to be retained in the employ of the Employer nor (ii) to interfere with the right of the Employer to discharge any Employee or other person at any time and for any reason, which right is hereby reserved.

         17.2 BENEFITS NOT ASSIGNABLE.

              (a) Except as otherwise provided in Article 10 or as provided in
Section 414(p) of the Code with respect to qualified domestic relations orders, or as otherwise provided under Section 401(a)(13) of the Code, no interest, whether vested or not, of a Participant or Beneficiary in the Plan, no Account balance nor distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any distribution or payment in any way be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Participant or Beneficiary. If any Participant or Beneficiary has been adjudicated a bankrupt or has purported to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any distribution or payment, voluntarily or involuntarily, then the Employer, in its discretion, may direct the Trustee to hold or apply the distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as the Employer shall direct.

              (b) Notwithstanding the foregoing, this Section 16.2 shall not apply to any offset of a Participant's benefits provided under the Plan against an amount that the Participant is ordered or required to pay to the Plan if:

                   (1) the order or requirement to pay arises:

              (a) under a judgment of conviction for a crime involving the Plan,

              (b) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of Title I of ERISA, or

              (c) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary of the Plan or any other person;



                                      61.

                   (2) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participants benefits provided under the Plan.

         17.3 QUALIFIED DOMESTIC RELATIONS ORDERS. In accordance with Section 414(p) of the Code, the Employer shall establish reasonable written procedures to determine the qualified status of domestic relations orders received with respect to Participants and to administer distributions to alternate payees under such qualified domestic relations orders. Notwithstanding any other provision of the Plan, benefits under the Plan that are the subject of a qualified domestic relations order may be distributed to any alternate payee in compliance with the provisions of such qualified domestic relations order, without regard to whether the Participant to whose benefits the qualified domestic relations order relates has terminated employment with the Employer or has reached "earliest retirement age," as that term is defined in Section 414(p) of the Code. Any payment to an alternate payee, or to his or her legal representative or beneficiary, pursuant to the terms of a qualified domestic relations order, shall be in full satisfaction of all claims under such order against the Trustee or the Employer, any of who may require such alternate payee, or his or her legal representative or beneficiary, to execute a receipt therefore in such form as shall be determined by the or the Employer, as the case may be.

         17.4 PAYMENTS OF BENEFITS TO INFANTS OR INCOMPETENTS. If the Employer determines that any person entitled to payments under the Plan is an infant or is incompetent by reason of a physical or mental disability, then it may cause all payments thereafter becoming due to such person to be made to any other person for his or her benefit, without responsibility for the application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Employer and the Trustee.

         17.5 UNCLAIMED BENEFITS. If any benefit would be distributable under the Plan but the Employer is unable, after reasonable and diligent effort, to locate the Participant or Beneficiary to whom the distribution is payable for three (3) consecutive Plan Years, then the Participant's Account may be closed after the third consecutive Plan Year during which such distribution is payable but the Participant or Beneficiary cannot be found. The amount of the unpaid benefit shall be reallocated as determined by the Employer, unless mandatory provisions of applicable escheat laws require another application, in which event such benefit shall be applied as such laws require. If, however, the Participant or Beneficiary subsequently makes a proper claim to the Employer for any benefit that was reallocated and that was not lost by escheat, then such benefit (without income, gains or other adjustment) shall be restored to the Participant's Account from a special contribution made by the Employer for this purpose. The benefit shall thereafter be distributable in accordance with the terms of the Plan. Notification by certified or registered mail to the last known address of the Participant or Beneficiary will be deemed a reasonable and diligent effort to locate such person.

         17.6 SOURCE OF BENEFITS. The Trust shall be the sole source of benefits under the Plan, and each Participant, Beneficiary or other person who claims the right to any payment or benefit under the Plan shall only be entitled to look to the Trust for such payment or benefit and shall not have any right, claim or demand therefor against the Employer or any officer or director of the Employer.



                                      62.

         17.7 FORMS OF PLAN COMMUNICATIONS. All communications from a Participant or Beneficiary with regard to the Plan shall become effective only when made in accordance with procedures established by the Employer. If the Employer has adopted prescribed forms for any communications, such communications shall be effective only if filed on such forms.

         17.8 IRS QUALIFICATION. The Employer intends that the Plan (including the Trust Agreement forming a part thereof) shall be a qualified defined contribution plan for the exclusive benefit of Employees and their Beneficiaries, as provided in Sections 401(a), 401(k) and 501(a) of the Code.

         17.9 CONSTRUCTION OF PLAN. Any gender, where appearing in the Plan, shall be deemed to include the other gender, the singular shall include the plural, and the plural shall include the singular, unless the context otherwise requires. Titles are for reference only. In the event of a conflict between a title and the text of the Plan, the text of the Plan shall control. In the event of a conflict between the text of the Plan and any summary, description or other information regarding the Plan, the text of the Plan shall control.

         17.10 GOVERNING LAW. The provisions of the Plan shall be construed, administered and governed according to ERISA and, to the extent not superseded by ERISA, the laws of the State of California.

         17.11 SEVERABILITY. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

         17.12 FAMILY AND MEDICAL LEAVE ACT. Notwithstanding any provision of this Plan to the contrary, an Employee's leave under the Family and Medical Leave Act of 1993 (FMLA) shall not result in the loss of any benefit accrued under the Plan prior to the date the leave under FMLA commenced.

         17.13 PROHIBITED TRANSACTIONS. Neither the Trustee, the Employer, nor any other person having a fiduciary relationship to the Plan or Trust shall engage in or cause the Trust to engage in any activity or act which is or may in the future be prohibited to plans qualified and trusts exempt from tax under Sections 401(a) and 501(a), respectively, of the Code, including, without limitation, those transactions described in Section 4975(c) of the Code and Sections 407 and 407 of ERISA, except as otherwise specifically exempted by law.




                                      63.

                                   ARTICLE 18

                                    EXECUTION

         To record the amendment and restatement of the Plan to read as set forth herein, effective as of January 1, 1997, the Employer has caused its authorized officer to execute this document this 19th day of November, 2001.

                                            CORVAS INTERNATIONAL, INC.




                                            By: /s/ CAROLYN FELZER
                                                --------------------------------
                                            Printed Name:  Carolyn Felzer
                                            Title: Vice President and Controller





                                      64.

                             FIRST AMENDMENT TO THE
                           CORVAS INTERNATIONAL, INC.
                    401(K) COMPENSATION DEFERRAL SAVINGS PLAN
                               AND TRUST AGREEMENT


     The Corvas International, Inc. 401(k) Compensation Deferral Savings Plan and Trust Agreement (the "Plan"), as amended and restated effective January 1, 1997, is hereby amended effective as of January 1, 1997, in the manner set forth below:

                  1. Section 3.1, Eligibility to Become a Participant, is amended by the addition of the following language at the end thereof:

                  Notwithstanding any provision of this Plan to the contrary, any Employee described in Section 2.17(b) or 2.17(f) who would be an Eligible Employee, as described in Section 2.17, if such Employee both attained age twenty-one (21) and completed one (1) Year of Service shall become an Eligible Employee as of the date such Employee has attained age twenty-one (21) and completed one (1) Year of Service. Such Eligible Employee shall become a Participant as of the Entry Date coinciding with or next following the date such eligibility requirements are completed.

         IN WITNESS WHEREOF, this First Amendment is executed this 7th day of August, 2002. CORVAS INTERNATIONAL, INC.



                                            By:  /s/ CAROLYN FELZER
                                                 -------------------------------
                                            Printed Name:  Carolyn Felzer
                                            Title: Vice President and Controller